TABLE OF CONTENTS

PACIFIC SELECT SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-2
Statements of Operations	SA-3
Statements of Changes in Net Assets	SA-4
Financial Highlights	SA-6
Notes to Financial Statements	SA-8
Report of Independent Registered Public Accounting Firm	SA-10

PACIFIC SELECT SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2020

Each variable account invests in shares of the corresponding portfolio or fund (with the same name). The shares owned and value of investments as of December 31, 2020; and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2020, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
High Yield Bond Class I *	38,124	$357,651	$3,273	$36,888
Inflation Managed Class I *	62,739	784,033	7,725	27,692
Managed Bond Class I *	71,788	1,071,699	16,419	55,350
Equity Index Class I *	27,922	2,590,433	48,846	116,929
Growth Class I *	12,584	661,734	20,739	33,357
Main Street® Core Class I *	4,375	235,112	26,404	53,676
Small-Cap Index Class I *	41,488	1,279,564	17,289	79,286
Emerging Markets Class I *	26,935	650,087	13,360	35,151
International Value Class I *	42,938	508,849	23,135	32,117
Fidelity® VIP Government Money Market Service Class	106,540	106,540	152,759	153,108

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio/fund during the reporting period.

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

	Variable Accounts
	High Yield	Inflation	Managed	Equity		Main Street
	Bond	Managed	Bond	Index	Growth	Core
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$357,651	$784,033	$1,071,699	$2,590,433	$661,734	$235,112
Receivables:
Due from Pacific Life Insurance Company	—	—	—	—	—	—
Investments sold	—	—	—	—	—	—
Total Assets	357,651	784,033	1,071,699	2,590,433	661,734	235,112
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	346	368	786	543	870	581
Investments purchased	—	—	—	—	—	—
Mortality and expense risk fees	211	462	633	1,512	386	141
Total Liabilities	557	830	1,419	2,055	1,256	722
NET ASSETS	$357,094	$783,203	$1,070,280	$2,588,378	$660,478	$234,390
Units Outstanding	4,956	13,189	15,804	18,484	4,025	1,744
Accumulation Unit Value	$72.05	$59.38	$67.72	$140.03	$164.08	$134.38
Cost of Investments	$243,906	$690,978	$840,709	$828,911	$190,519	$143,797

				Fidelity VIP
	Small-Cap	Emerging	International	Government
	Index	Markets	Value	Money Market
	Class I	Class I	Class I	Service Class
ASSETS
Investments in mutual funds, at value	$1,279,564	$650,087	$508,849	$106,540
Receivables:
Due from Pacific Life Insurance Company	9	—	207	—
Investments sold	—	—	—	—
Total Assets	1,279,573	650,087	509,056	106,540
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	305	—	6
Investments purchased	—	—	—	—
Mortality and expense risk fees	746	376	302	66
Total Liabilities	746	681	302	72
NET ASSETS	$1,278,827	$649,406	$508,754	$106,468
Units Outstanding	35,188	12,090	18,710	10,691
Accumulation Unit Value	$36.34	$53.71	$27.19	$9.96
Cost of Investments	$448,881	$419,574	$444,821	$106,540

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Variable Accounts
	High Yield	Inflation	Managed	Equity		Main Street
	Bond	Managed	Bond	Index	Growth	Core
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$—	$—	$—	$—	$—	$—
EXPENSES
Mortality and expense risk fees	2,345	5,256	7,382	15,488	3,971	1,530
Net Investment Income (Loss)	(2,345)	(5,256)	(7,382)	(15,488)	(3,971)	(1,530)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	10,239	728	15,262	73,332	16,393	26,370
Capital gain distributions	—	—	—	—	—	—
Realized Gain (Loss) on Investments	10,239	728	15,262	73,332	16,393	26,370
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	7,724	80,559	68,889	309,343	139,035	2,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,618	$76,031	$76,769	$367,187	$151,457	$27,421

				Fidelity VIP
	Small-Cap	Emerging	International	Government
	Index	Markets	Value	Money Market
	Class I	Class I	Class I	Service Class
INVESTMENT INCOME
Dividends	$—	$—	$—	$323
EXPENSES
Mortality and expense risk fees	6,992	3,738	3,087	1,056
Net Investment Income (Loss)	(6,992)	(3,738)	(3,087)	(733)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	49,486	9,322	(33,180)	—
Capital gain distributions	—	—	—	—
Realized Gain (Loss) on Investments	49,486	9,322	(33,180)	—
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	139,869	84,647	(12,487)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$182,363	$90,231	$(48,754)	$(733)

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	High Yield Bond		Inflation Managed		Managed Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,345)	$(2,642)	$(5,256)	$(4,929)	$(7,382)	$(6,850)
Realized gain (loss) on investments	10,239	10,011	728	(664)	15,262	6,717
Change in net unrealized appreciation (depreciation) on investments	7,724	38,639	80,559	58,580	68,889	71,876
Net Increase (Decrease) in Net Assets Resulting from Operations	15,618	46,008	76,031	52,987	76,769	71,743
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	763	—	763	—	1
Transfers between variable and fixed accounts, net	(6,507)	(21,507)	(958)	1,323	(196)	57,005
Policy maintenance charges	(4,483)	(4,916)	(5,115)	(5,309)	(8,166)	(7,483)
Policy benefits and terminations	(18,071)	—	(5,095)	—	(10,771)	(42,252)
Policy loans and loan repayments	(2,149)	(1,089)	(3,551)	2,058	(12,429)	47,082
Other	(68)	(75)	(121)	(66)	(126)	(125)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(31,278)	(26,824)	(14,840)	(1,231)	(31,688)	54,228
NET INCREASE (DECREASE) IN NET ASSETS	(15,660)	19,184	61,191	51,756	45,081	125,971
NET ASSETS
Beginning of Year	372,754	353,570	722,012	670,256	1,025,199	899,228
End of Year	$357,094	$372,754	$783,203	$722,012	$1,070,280	$1,025,199

	Equity Index		Growth		Main Street Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(15,488)	$(14,328)	$(3,971)	$(3,258)	$(1,530)	$(2,218)
Realized gain (loss) on investments	73,332	18,430	16,393	16,261	26,370	97,599
Change in net unrealized appreciation (depreciation) on investments	309,343	525,636	139,035	129,323	2,581	(12,809)
Net Increase (Decrease) in Net Assets Resulting from Operations	367,187	529,738	151,457	142,326	27,421	82,572
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—	—	1	—	1
Transfers between variable and fixed accounts, net	2,839	—	1,479	(9,284)	(20,937)	(22,834)
Policy maintenance charges	(10,357)	(8,736)	(2,075)	(1,905)	(1,559)	(2,371)
Policy benefits and terminations	(36,747)	—	(4,936)	—	—	(164,752)
Policy loans and loan repayments	(7,823)	(6,843)	(2,890)	(2,580)	(3,246)	46,880
Other	(869)	(423)	(584)	(255)	(76)	(2,031)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(52,957)	(16,002)	(9,006)	(14,023)	(25,818)	(145,107)
NET INCREASE (DECREASE) IN NET ASSETS	314,230	513,736	142,451	128,303	1,603	(62,535)
NET ASSETS
Beginning of Year	2,274,148	1,760,412	518,027	389,724	232,787	295,322
End of Year	$2,588,378	$2,274,148	$660,478	$518,027	$234,390	$232,787

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019	2020	2019
	Small-Cap Index		Emerging Markets		International Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(6,992)	$(7,502)	$(3,738)	$(3,616)	$(3,087)	$(3,660)
Realized gain (loss) on investments	49,486	27,153	9,322	4,376	(33,180)	(18,641)
Change in net unrealized appreciation (depreciation) on investments	139,869	205,222	84,647	112,814	(12,487)	100,105
Net Increase (Decrease) in Net Assets Resulting from Operations	182,363	224,873	90,231	113,574	(48,754)	77,804
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	764	—	—	—	1
Transfers between variable and fixed accounts, net	(14,189)	(9,605)	(6,795)	8,619	5,954	(11,414)
Policy maintenance charges	(8,589)	(9,215)	(3,311)	(2,801)	(2,710)	(2,770)
Policy benefits and terminations	(24,770)	—	(3,059)	—	(4,257)	—
Policy loans and loan repayments	(7,075)	(5,357)	(4,754)	(3,427)	(4,770)	(2,025)
Other	(490)	(119)	(246)	(125)	(24)	(33)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(55,113)	(23,532)	(18,165)	2,266	(5,807)	(16,241)
NET INCREASE (DECREASE) IN NET ASSETS	127,250	201,341	72,066	115,840	(54,561)	61,563
NET ASSETS
Beginning of Year	1,151,577	950,236	577,340	461,500	563,315	501,752
End of Year	$1,278,827	$1,151,577	$649,406	$577,340	$508,754	$563,315

	Fidelity VIP Government
	Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(733)	$1,284
Realized gain (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(733)	1,284
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—	—
Transfers between variable and fixed accounts, net	24,981	7,697
Policy maintenance charges	(1,725)	(1,228)
Policy benefits and terminations	(4,620)	—
Policy loans and loan repayments	(18,255)	—
Other	4	(2)
Net Increase (Decrease) in Net Assets Derived from Policy Transactions	385	6,467
NET INCREASE (DECREASE) IN NET ASSETS	(348)	7,751
NET ASSETS
Beginning of Year	106,816	99,065
End of Year	$106,468	$106,816

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS

A summary of accumulation unit values (“AUV”), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
High Yield Bond Class I
2020	$72.05	4,956	$357,094	0.00%	0.70%	5.01%
2019	68.62	5,432	372,754	0.00%	0.70%	13.19%
2018	60.62	5,832	353,570	0.00%	0.70%	(3.95)%
2017	63.12	5,850	369,240	0.00%	0.70%	7.00%
2016	58.99	6,027	355,511	0.00%	0.70%	14.56%
Inflation Managed Class I
2020	$59.38	13,189	$783,203	0.00%	0.70%	10.64%
2019	53.67	13,453	722,012	0.00%	0.70%	7.88%
2018	49.75	13,473	670,256	0.00%	0.70%	(2.84)%
2017	51.20	13,716	702,321	0.00%	0.70%	2.96%
2016	49.73	13,635	678,065	0.00%	0.70%	4.39%
Managed Bond Class I
2020	$67.72	15,804	$1,070,280	0.00%	0.70%	7.58%
2019	62.95	16,287	1,025,199	0.00%	0.70%	7.73%
2018	58.43	15,391	899,228	0.00%	0.70%	(1.30)%
2017	59.20	15,630	925,225	0.00%	0.70%	3.99%
2016	56.93	17,139	975,667	0.00%	0.70%	2.16%
Equity Index Class I
2020	$140.03	18,484	$2,588,378	0.00%	0.70%	17.29%
2019	119.39	19,048	2,274,148	0.00%	0.70%	30.18%
2018	91.71	19,195	1,760,412	0.00%	0.70%	(5.40)%
2017	96.94	19,278	1,868,878	0.00%	0.70%	20.64%
2016	80.36	19,358	1,555,595	0.00%	0.70%	10.83%
Growth Class I
2020	$164.08	4,025	$660,478	0.00%	0.70%	30.64%
2019	125.60	4,125	518,027	0.00%	0.70%	37.17%
2018	91.56	4,256	389,724	0.00%	0.70%	1.68%
2017	90.04	4,296	386,866	0.00%	0.70%	30.73%
2016	68.88	4,349	299,574	0.00%	0.70%	1.50%
Main Street Core Class I
2020	$134.38	1,744	$234,390	0.00%	0.70%	13.14%
2019	118.77	1,960	232,787	0.00%	0.70%	31.21%
2018	90.52	3,262	295,322	0.00%	0.70%	(8.39)%
2017	98.81	3,155	311,774	0.00%	0.70%	16.27%
2016	84.99	3,366	286,038	0.00%	0.70%	11.05%
Small-Cap Growth Class I
2020 (4)
2019 (4)
2018 (4)
2017 (4)
01/01/2016 - 09/07/2016 (4)	$16.69	—	$—	0.00%	0.70%	1.52%
Small-Cap Index Class I
2020	$36.34	35,188	$1,278,827	0.00%	0.70%	18.32%
2019	30.71	37,493	1,151,577	0.00%	0.70%	23.93%
2018	24.78	38,339	950,236	0.00%	0.70%	(12.17)%
2017	28.22	38,682	1,091,612	0.00%	0.70%	13.27%
2016	24.91	39,335	980,006	0.00%	0.70%	19.82%
Emerging Markets Class I
2020	$53.71	12,090	$649,406	0.00%	0.70%	16.51%
2019	46.10	12,523	577,340	0.00%	0.70%	24.73%
2018	36.96	12,486	461,500	0.00%	0.70%	(12.61)%
2017	42.30	12,692	536,830	0.00%	0.70%	33.58%
2016	31.66	12,529	396,731	0.00%	0.70%	5.72%
International Value Class I
2020	$27.19	18,710	$508,754	0.00%	0.70%	(7.82)%
2019	29.50	19,097	563,315	0.00%	0.70%	15.79%
2018	25.48	19,695	501,752	0.00%	0.70%	(15.55)%
2017	30.17	20,174	608,604	0.00%	0.70%	20.73%
2016	24.99	20,314	507,630	0.00%	0.70%	2.26%

See Notes to Financial Statements	See explanation of references on page SA-7

PACIFIC SELECT SEPARATE ACCOUNT

FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year
Variable Account		Units	Net	Investment	Expense	Total
For Each Year	AUV	Outstanding	Assets	Income Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Government Money Market Service Class
2020	$9.96	10,691	$106,468	0.21%	0.70%	(0.42)%
2019	10.00	10,681	106,816	1.90%	0.70%	1.21%
2018	9.88	10,026	99,065	1.54%	0.70%	0.84%
2017	9.80	9,766	95,694	0.57%	0.70%	(0.12)%
2016	9.81	9,773	95,884	0.10%	0.70%	(0.59)%

(1)         The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.

(2)         The expense ratios represent annualized policy fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.

(3)         Total returns reflect changes in unit values of the underlying portfolios/funds and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or policy level for any cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges, or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.

(4)         There has been no activity in the Small-Cap Growth Class I Variable Account since September 7, 2016.

See Notes to Financial Statements

PACIFIC SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2020, the Fund investment options are Pacific Select Fund (See Note 4) and Fidelity Variable Insurance Products Funds. The Variable Accounts which have not commenced operations as of December 31, 2020 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.

The Small-Cap Growth Class I Variable Account and Portfolio were formerly named Developing Growth Class I Variable Account and Portfolio, respectively.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance policies, are obligations of Pacific Life.

The Separate Account funds modified single premium variable life insurance policies issued by Pacific Life. The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2020.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for the mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 0.70% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that those insured may die sooner than predicted, resulting in Pacific Life paying an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the amounts realized from the fees and charges assessed against the policies. M&E fees are included in the Statements of Operations.

PACIFIC SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

The cost of insurance charge is the primary charge under the policy for the death benefit provided by Pacific Life which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. All of the fees described above other than M&E fees are assessed directly to each policyholder account through a redemption of units. Surrender charges are included in policy benefits and terminations, and cost of insurance are included in policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for federal income tax purposes. These deductions are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class D shares of the corresponding Portfolios of Pacific Select Fund (“PSF”). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2020, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class D shares of PSF during the year ended December 31, 2020.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices (unadjusted) in active markets for identical holdings

Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 — Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts’ holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2020, the Variable Accounts’ holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 and 2019 were as follows:

	2020			2019
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
High Yield Bond Class I	52	(528)	(476)	11	(411)	(400)
Inflation Managed Class I	55	(319)	(264)	112	(132)	(20)
Managed Bond Class I	147	(630)	(483)	1,787	(891)	896
Equity Index Class I	421	(985)	(564)	—	(147)	(147)
Growth Class I	155	(255)	(100)	—	(131)	(131)
Main Street Core Class I	224	(440)	(216)	427	(1,729)	(1,302)
Small-Cap Index Class I	674	(2,979)	(2,305)	30	(876)	(846)
Emerging Markets Class I	324	(757)	(433)	355	(318)	37
International Value Class I	1,107	(1,494)	(387)	26	(624)	(598)
Fidelity VIP Government Money Market Service Class	15,450	(15,440)	10	1,481	(826)	655

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Separate Account of Pacific Life Insurance Company (the “Separate Account”) comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2020, the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Separate Account of Pacific Life Insurance Company as of December 31, 2020, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2021

We have served as the auditor of Pacific Select Separate Account of Pacific Life Insurance Company since 1988.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
High Yield Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Inflation Managed Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Managed Bond Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Equity Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Growth Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Main Street® Core Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Small-Cap Growth Class I (formerly Developing Growth Class I)	Not Applicable	Not Applicable	For the period from January 1, 2016 through September 7, 2016, and for the year ended December 31, 2015
Small-Cap Index Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Emerging Markets Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
International Value Class I	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

PACIFIC LIFE INSURANCE COMPANY

AND SUBSIDIARIES

Consolidated Financial Statements

as of December 31, 2020 and 2019 and

for the years ended December 31, 2020, 2019 and 2018

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the “Company”), which comprise the consolidated statements of financial condition as of December 31, 2020 and 2019, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2020 and the related notes to consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence that we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 6 to the consolidated financial statements, the accompanying consolidated financial statements have been reclassified to give effect to the discontinued operations of the aircraft leasing business.

March 4, 2021

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   F I N A N C I A L   C O N D I T I O N

	December 31,
(In Millions, except share data)	2020	2019
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value	$72,862	$61,806
Fair value option securities (includes VIE assets of $963 and $977)	1,664	1,584
Mortgage loans (includes VIE assets of $2,050 and $1,800)	17,842	16,388
Policy loans	7,700	7,950
Other investments (includes VIE assets of $1,176 and $776)	6,618	5,707
TOTAL INVESTMENTS	106,686	93,435
Cash, cash equivalents, and restricted cash (includes VIE assets of $46 and $57)	5,506	6,111
Deferred policy acquisition costs	4,843	4,804
Other assets (includes VIE assets of $46 and $7)	3,403	2,574
Separate account assets	64,900	60,192
TOTAL ASSETS	$185,338	$167,116
LIABILITIES AND EQUITY
Liabilities:
Policyholder account balances	$66,136	$60,634
Future policy benefits	26,586	21,684
Debt (includes VIE debt of $1,872 and $1,634)	4,762	4,542
Fair value option debt (represents VIE debt)	913	910
Other liabilities (includes VIE liabilities of $22 and $34)	5,513	4,755
Separate account liabilities	64,900	60,192
TOTAL LIABILITIES	168,810	152,717
Commitments and contingencies (Note 16)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Additional paid-in capital	1,669	1,019
Retained earnings	10,047	10,571
Accumulated other comprehensive income	4,523	2,603
Total Stockholder’s Equity	16,269	14,223
Noncontrolling interests	259	176
TOTAL EQUITY	16,528	14,399
TOTAL LIABILITIES AND EQUITY	$185,338	$167,116

The abbreviation VIE above means variable interest entity.

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   O P E R A T I O N S

	Years Ended December 31,
(In Millions)	2020	2019	2018
REVENUES
Policy fees and insurance premiums	$5,767	$5,878	$4,750
Net investment income	3,678	3,514	3,243
Net realized investment gain (loss)	(1,228)	(391)	60
Other than temporary impairments	(81)	(19)	(15)
Investment advisory fees	243	265	295
Other income	265	298	264
TOTAL REVENUES	8,644	9,545	8,597

BENEFITS AND EXPENSES
Policy benefits paid or provided	5,386	4,915	3,644
Interest credited to policyholder account balances	1,796	1,633	1,490
Commission expenses	672	877	1,264
Operating and other expenses	1,575	1,503	1,427
TOTAL BENEFITS AND EXPENSES	9,429	8,928	7,825

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES FROM CONTINUING OPERATIONS	(785)	617	772
Provision (benefit) for income taxes from continuing operations	(273)	65	74

INCOME (LOSS) FROM CONTINUING OPERATIONS	(512)	552	698
Discontinued operations, net of taxes (Note 6)		359	229

Net income (loss)	(512)	911	927
Less: net income from continuing operations attributable to noncontrolling interests	(12)	(24)	(3)
Less: income from discontinued operations attributable to noncontrolling interest		(100)	(53)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$(524)	$787	$871

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C O M P R E H E N S I V E   I N C O M E   ( L O S S )

	Years Ended December 31,
(In Millions)	2020	2019	2018
NET INCOME (LOSS)	$(512)	$911	$927

Other comprehensive income (loss), net of tax:
Gain (loss) on derivatives and unrealized gain (loss) on securities available for sale, net	1,914	2,523	(1,529)
Other, net	6	7	(8)

Other comprehensive income (loss)	1,920	2,530	(1,537)

Comprehensive income (loss)	1,408	3,441	(610)
Less: comprehensive income attributable to noncontrolling interests	(12)	(124)	(56)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,396	$3,317	$(666)

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   E Q U I T Y

	Common	Additional Paid-in	Retained	Accumulated Other Comprehensive	Total Stockholder’s	Noncontrolling	Total
(In Millions)	Stock	Capital	Earnings	Income	Equity	Interests	Equity
BALANCES, DECEMBER 31, 2017	$30	$1,023	$9,534	$1,613	$12,200	$695	$12,895
Cumulative effect of adoption of accounting change (Note 1)			29	(3)	26		26
BALANCES, JANUARY 1, 2018	30	1,023	9,563	1,610	12,226	695	12,921
Comprehensive income (loss):
Net income			871		871	56	927
OCI				(1,537)	(1,537)		(1,537)
Total comprehensive income (loss)					(666)	56	(610)
Change in equity of noncontrolling interests						32	32
BALANCES, DECEMBER 31, 2018	30	1,023	10,434	73	11,560	783	12,343
Comprehensive income:
Net income			787		787	124	911
OCI				2,530	2,530		2,530
Total comprehensive income					3,317	124	3,441
Dividend to parent			(650)		(650)		(650)
Equity capital contribution, net of tax, for additional interest in discontinued operation		5			5	194	199
Distributions of noncontrolling interest for sale of discontinued operation (Note 6)		(9)			(9)	(940)	(949)
Change in equity of noncontrolling interests						15	15
BALANCES, DECEMBER 31, 2019	30	1,019	10,571	2,603	14,223	176	14,399
Comprehensive income:
Net income (loss)			(524)		(524)	12	(512)
OCI				1,920	1,920		1,920
Total comprehensive income					1,396	12	1,408
Capital contribution from parent		650			650		650
Change in equity of noncontrolling interests						71	71

BALANCES, DECEMBER 31, 2020	$30	$1,669	$10,047	$4,523	$16,269	$259	$16,528

The abbreviation OCI above means other comprehensive income (loss).

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) from continuing operations	$(512)	$552	$698
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Net accretion on fixed maturity securities	(35)	(42)	(45)
Depreciation and amortization	101	90	76
Deferred income taxes	(111)	(77)	207
Net realized investment (gain) loss	1,228	391	(60)
Other than temporary impairments	81	19	15
Net change in deferred policy acquisition costs	(469)	(372)	13
Interest credited to policyholder account balances	1,796	1,633	1,490
Net change in future policy benefits	3,087	2,649	1,806
Net change in tax receivables and payables	(666)	126	(30)
Purchases of trading securities	(538)	(890)	(299)
Proceeds from disposals of trading securities	536	439	265
Other operating activities, net	(114)	5	(111)
Net cash provided by operating activities - discontinued operation		548	629
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,384	5,071	4,654

CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
Purchases	(12,635)	(10,755)	(10,513)
Sales	1,267	1,668	1,632
Maturities and repayments	4,638	3,409	2,216
Purchases of fair value option securities	(254)	(857)	(882)
Proceeds from disposals of fair value option securities	245	851	440
Proceeds from sale of equity securities	3	101	641
Fundings of mortgage loans	(2,040)	(2,805)	(2,093)
Repayments of mortgage loans	592	1,348	740
Purchases of real estate	(246)	(878)	(343)
Net change in policy loans	250	25	(294)
Terminations of derivative instruments, net	856	447	445
Proceeds from nonhedging derivative settlements	783	278	311
Payments for nonhedging derivative settlements	(2,146)	(845)	(517)
Purchases of working capital finance investments	(1,656)	(1,000)	(943)
Repayments of working capital finance investments	1,565	951	983
Net change in cash collateral	342	579	(289)
Other investing activities, net	(666)	(140)	(522)
Net cash provided by (used in) investing activities - discontinued operation		1,272	(1,600)
NET CASH USED IN INVESTING ACTIVITIES	(9,102)	(6,351)	(10,588)

(Continued)

See Notes to Consolidated Financial Statements

(Continued)

Pacific Life Insurance Company and Subsidiaries

C O N S O L I D A T E D   S T A T E M E N T S   O F   C A S H   F L O W S

	Years Ended December 31,
(In Millions)	2020	2019	2018
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$10,176	$9,867	$9,575
Withdrawals	(7,558)	(6,089)	(5,910)
Issuance of long-term debt	243	359	148
Payments of long-term debt	(87)	(290)	(2)
Issuance of fair value option debt			460
Net change in cash collateral for loaned securities	550	835	472
Dividend to parent		(650)
Capital contribution from parent	650
Other financing activities, net	139	(27)	16
Net cash provided by financing activities - discontinued operation		452	1,258
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,113	4,457	6,017

Net change in cash, cash equivalents, and restricted cash	(605)	3,177	83
Cash, cash equivalents, and restricted cash, beginning of year	6,111	2,274	2,478
Change in cash, cash equivalents, and restricted cash of disposed subsidiary		660	(287)

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH, END OF YEAR	$5,506	$6,111	$2,274

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	$534	$18	$(54)
Interest paid from continuing operations	229	255	234
Interest paid from discontinued operation		266	216
NON-CASH TRANSACTIONS
Assets received in connection with pension risk transfer transactions	507	221
Noncash decrease in taxes payable	341	135

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

N O T E S   T O   C O N S O L I D A T E D   F I N A N C I A L   S T A T E M E N T S

1.                          ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company.  Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.  Pacific Life and its subsidiaries (the Company) and affiliates have primary business operations consisting of life insurance, annuities, and reinsurance.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and the variable interest entities (VIEs) in which the Company is the primary beneficiary.  All significant intercompany transactions and balances have been eliminated in consolidation.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI), which is a comprehensive basis of accounting other than U.S. GAAP (Note 2).  These consolidated financial statements materially differ from those filed with regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates especially when considering the risks and uncertainties associated with COVID-19 and the impact it may have on our business, results of operations and financial condition.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop.  Management has identified the following estimates as critical, as they involve a higher degree of judgment and are subject to a significant degree of variability:

•                  The fair value of investments in the absence of quoted market values

•                  Other than temporary impairment (OTTI) losses of investments

•                  Application of the consolidation rules to certain investments

•                  The fair value of and accounting for derivatives, including embedded derivatives

•                  The capitalization and amortization of deferred policy acquisition costs (DAC)

•                  The liability for future policy benefits, including guarantees

•                  Income taxes

•                  Reinsurance transactions

•                  Litigation and other contingencies

In June 2020, Pacific Life launched a $15 billion funding agreement-backed notes (FABN) program through a special-purpose, unaffiliated statutory trust.  The trust issues senior secured medium-term notes and uses the net proceeds from each sale to purchase one or more funding agreements from Pacific Life.  As of December 31, 2020, Pacific Life had $1.3 billion of FABN funding agreements outstanding, which are recorded within policyholder account balances. In June 2020, Pacific Life also launched a $5 billion funding agreement-backed commercial paper (FABCP) program through a special-purpose, unaffiliated limited liability company.  The limited liability company issues commercial paper and uses the net proceeds from each sale to make a deposit under the associated funding agreement from Pacific Life.  As of December 31, 2020, the Company’s FABCP funding agreement had net deposits of $568 million, which are also recorded within policyholder account balances.  See Note 8.

Certain reclassifications have been made to the 2019 and 2018 consolidated financial statements to conform to the 2020 consolidated financial statement presentation.

The Company has evaluated events subsequent to December 31, 2020 through the date the consolidated financial statements were available to be issued.

Economic and capital market uncertainties have arisen as a result of the spread of COVID-19.  The impact of COVID-19 on the Company is constantly evolving and its future effects are uncertain.  It is not possible to estimate the ultimate impacts the COVID-19 pandemic may have on the global economy, markets or our business.  Interest rates, credit spreads, and equity market levels have had the most significant effect on the Company’s financial statements.  COVID-19 related claims have not been material through December 31, 2020.  The Company continues to actively monitor direct and indirect impacts of the pandemic on its consolidated financial statements, especially in relation to claims activity and the investments portfolio.

INVESTMENTS

Fixed maturity securities available for sale are reported at fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recognized as a component of other comprehensive income (loss) (OCI).

Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.  For mortgage-backed and asset-backed securities, the determination of effective yield is based on anticipated prepayments and the estimated economic life of the securities.  When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives.  Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

The Company’s available for sale securities are assessed for OTTI, if impaired.  If a decline in the fair value of an available for sale security is deemed to be other than temporary, the OTTI is recognized equal to the difference between the fair value and net carrying amount of the security.  If the OTTI for a fixed maturity security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit-related portion is recognized in OCI while the credit portion is recognized in earnings, specifically OTTI.  If the OTTI is related to credit factors only or management has determined that it is more likely than not going to be required to sell the security prior to recovery, the OTTI is recognized in earnings, specifically OTTI.

The evaluation of OTTI is a quantitative and qualitative process subject to significant estimates and management judgment.  The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI.  The Company has an investment impairment committee that reviews and evaluates securities for potential OTTI at minimum on a quarterly basis.

In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, interest rate related, or spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.

For fixed maturity securities in unrealized loss positions, the Company evaluates whether it intends to sell, or will be required to sell the security before anticipated recovery of amortized cost. If a security meets either criteria, it is considered an other than temporary impairment. If a security does not meet either criteria, an analysis is performed on whether projected future cash flows are sufficient to recover the amortized cost.

For mortgage-backed and asset-backed securities, the Company evaluates the performance of the underlying collateral and projected future discounted cash flows.  In projecting future discounted cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Realized gains and losses on investment transactions are determined on a specific identification basis at trade date and are included in net realized investment gain (loss).

The Company has elected the fair value option (FVO) method of accounting for a portfolio of U.S. Government securities and syndicated bank loans.  The Company elected the FVO in order to report the investments at fair value with changes in the fair value of these securities recognized in net realized investment gain (loss).  This accounting treatment for the U.S. Government securities will provide a partial offset on income volatility due to the impact of interest rate movements.  The Company has elected the FVO for debt issued from a collateralized loan obligation (CLO) that is classified as a VIE.  The debt and syndicated bank loans were designated as FVO to reduce the impact of market value changes from the CLO on the consolidated financial statements. See Notes 3 and 10.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs.  Interest is recognized and discounts and deferred origination fees are amortized in interest income using the effective interest method based on the contractual life of the mortgage loan.  Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect all amounts due according to the contractual terms of the mortgage loan agreement.  For mortgage loans deemed to be impaired, an impairment loss is recorded when the carrying amount is greater than the Company’s fair value of the underlying collateral of the mortgage loan.

Policy loans are stated at unpaid principal balances.  Interest income is recorded as earned using the contractual interest rate.  Generally, accrued interest is capitalized on the policy’s anniversary date.  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies.  Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other investments primarily consist of investments in private equity partnerships and joint ventures, hedge funds, real estate investments, derivative instruments, equity securities, trading securities, securities of consolidated investment funds that operate under the Investment Company Act of 1940 (40 Act Funds), and working capital finance investments (WCFI).  Investments in private equity partnerships, joint venture interests and hedge funds are recorded under either the equity method of accounting or at fair value using the net asset value (NAV) per share practical expedient.  The income and changes in fair value for these investments are recorded in net investment income.  Trading securities, equity securities and the securities of the 40 Act Funds are reported at fair value with changes in fair value recognized in net realized investment gain (loss).  WCFIs are held at accreted book value, which approximates fair value due to the short-term nature of the investment.

Real estate investments are carried at depreciated cost, net of write-downs.  For real estate acquired in satisfaction of debt, cost represents fair value at the date of acquisition.  Depreciation of investment real estate is computed using the straight-line method over estimated useful lives, which range from five to 30 years, and is included in net investment income.  Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period.  When the future estimated undiscounted cash flows are less than the current carrying amount of the property (gross cost less accumulated depreciation), the property is considered not recoverable and an impairment loss is recognized as the amount by which the real estate carrying value exceeds its fair value.

All derivatives, whether designated in a hedging relationship or not, are required to be recorded at fair value.  Prior to the adoption of Accounting Standards Update (ASU) 2017-12, if the derivative was designated as a cash flow hedge, the effective portion of changes in the fair value of the derivative was recorded in OCI and reclassified to earnings when the hedged item affected earnings, and the ineffective portion of changes in the fair value of the derivative was recognized in net realized investment gain (loss).  Effective January 1, 2019, the Company adopted ASU 2017-12 which no longer requires the Company to bifurcate the ineffective portion for cash flow hedges.  If the derivative is designated as a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported in net realized investment gain (loss).  The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item.  For derivative instruments not designated as a hedge, the entire change in fair value of the derivative is recorded in net realized investment gain (loss).

The periodic cash flows for all derivatives designated as a hedge are recorded consistent with the hedged item on an accrual basis.  For derivatives that are hedging investments, these amounts are included in net investment income.  For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances or interest expense, which is included in operating and other expenses.  For derivatives not designated as a hedge, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis.  Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is reclassified into earnings into either net investment income, net realized investment gain (loss), or interest credited to policyholder account balances when the forecasted transactions affect earnings.  Upon termination of a fair value hedging relationship, the accumulated adjustment to the carrying amount of the hedged item is amortized into either net investment income, interest credited to policyholder account balances, or operating and other expenses over its remaining life.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

Cash and cash equivalents include all short-term, highly liquid investments with a maturity of three months or less from purchase date.  Cash equivalents consist primarily of U.S. Treasury bills and money market securities.  Restricted cash primarily consists of liquidity reserves related to security deposits, commitment fees, cash collateral, cash held in trusts, and property tax impounds.  Restricted cash was $16 million and $14 million as of December 31, 2020 and 2019, respectively.

DEFERRED POLICY ACQUISITION COSTS

The direct and incremental costs associated with the successful acquisition of new or renewal insurance business; principally commissions, medical examinations, underwriting, policy issue and other expenses; are deferred and recorded as an asset referred to as DAC.  DAC related to internally replaced contracts is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract.  However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed.  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.  The nature of sales inducements include bonus credits equal to a certain percentage of each deposit.

For universal life (UL), variable annuities, and other investment-type contracts, acquisition costs are generally amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts.  Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization.  DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.  DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is adjusted with corresponding charges or benefits, respectively, directly to equity through OCI.

During reporting periods of negative actual gross profits, DAC amortization may be negative, which would result in an increase to the DAC balance.  Negative amortization is only recorded when the increased DAC balance is determined to be recoverable and is also limited to amounts originally deferred plus interest.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, expenses, interest spreads, and mortality margins.  The Company’s long-term assumption for the underlying separate account investment return ranges from 6.75% to 7.25% depending on the product.  A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period.  In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.  All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases or decreases to the DAC asset.

The DAC asset is reviewed at least annually to ensure that the unamortized balance does not exceed expected recoverable EGPs.

CLOSED BLOCK

In connection with the Company’s conversion to a mutual holding company structure, an arrangement known as a closed block (the Closed Block) was created for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale in 1997.  The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends would not change.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $231 million and $238 million as of December 31, 2020 and 2019, respectively.  Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $235 million and $241 million as of December 31, 2020 and 2019, respectively.  The net contribution to income from the Closed Block was ($1) million, $1 million, and zero for the years ended December 31, 2020, 2019, and 2018, respectively.  As of December 31, 2020 and 2019, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

GOODWILL

Goodwill represents the excess of acquisition costs over the fair value of net assets acquired.  Goodwill is not amortized but is reviewed for impairment at least annually or more frequently if events occur or circumstances indicate that the goodwill might be impaired.  Goodwill is included in other assets and was $15 million and $35 million as of December 31, 2020 and 2019, respectively.  During the year ended December 31, 2020, a goodwill impairment of $20 million was recorded in operating and other expenses.  There were no goodwill impairments recognized during the years ended December 31, 2019 and 2018.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances relate to UL and investment-type contracts.  UL and interest-sensitive whole life (ISWL) contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments.  Annuity and deposit liabilities include fixed annuities, structured settlements and other payout annuities without life contingencies which are valued using a prospective method that estimates the present value of future contract cash flows at the assumed credited or contract rate.  Funding agreement account balances are calculated using the deposits received, plus interest credited, less withdrawals.  Interest credited to these account balances vary by product and ranged from 0.0% to 8.6%.  The fixed indexed annuity and life indexed account products contain embedded derivatives (Note 7), which are carried at fair value and are presented separate from the related host and other fixed components in Note 8.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement, structured settlement and certain immediate annuities with life contingencies, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age, and expenses.  Interest rates used in establishing such liabilities ranged from 0.4% to 11.0%.  Assumptions such as mortality and interest rates are “locked in” upon the issuance of new business.  Although certain assumptions are “locked-in”, significant changes in experience or assumptions may require us to provide for expected future losses on a product by establishing premium deficiency reserves.  Premium deficiency reserves are determined based on best estimate assumptions that exist at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.  Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available for sale are included in accumulated other comprehensive income (AOCI).

The liability for future policy benefits includes a liability for unpaid claims, established based on the Company’s estimated cost of settling all claims.  Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.  The estimates used to determine the liability for unpaid claims are derived principally from the Company’s historical experience.

The Company offers annuity contracts with guaranteed minimum benefits, including guaranteed minimum death benefits (GMDBs) and riders with guaranteed living benefits (GLBs) that guarantee net principal over a ten-year holding period or a minimum withdrawal benefit over specified periods, subject to certain restrictions.  If the guarantee includes a benefit that is only attainable upon annuitization or is wholly life contingent (e.g., GMDBs or guaranteed minimum withdrawal benefits for life), it is accounted for as an insurance liability (Note 9).  All other GLB guarantees are accounted for as embedded derivatives (Note 7).

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or for consideration for origination of the contract, are deferred as unearned revenue reserves (URR), and recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC.  Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded to equity through OCI.

Life insurance reserves are composed of benefit reserves and additional liabilities.  Benefit reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue.  Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations.  Interest rate assumptions ranged from 1.0% to 9.3%.  Future dividends for participating business are provided for in the liability for future policy benefits.  Additional liabilities are held for certain insurance benefit features that have amounts assessed in a manner that is expected to result in profits in earlier years and subsequent losses.  The additional liability is valued using a range of scenarios, rather than a single set of best estimate assumptions, which are consistent with assumptions used in estimated gross profits for purposes of amortizing capitalized DAC.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary.  The Company may also identify and implement actuarial modeling refinements to projection models that may result in increases and decreases to the liability for future policy benefits.  Such changes in estimates are included in earnings for the period in which such changes occur.

REINSURANCE

The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, and provide additional capacity for future growth.  As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term (YRT) arrangements with this producer group’s reinsurance company.  The ceding of risk does not discharge the Company from its primary obligations to contract owners.  To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable.  The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.  As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

The Company has assumed reinsurance agreements with other insurance companies, which primarily include traditional life reinsurance and non-traditional longevity reinsurance.  Reinsurance agreements related to non-traditional longevity reinsurance are assumed from Pacific Life Re Limited (PLRL), an affiliate of the Company and a wholly owned subsidiary of Pacific LifeCorp.  PLRL is incorporated in the United Kingdom (UK) and provides reinsurance to insurance and annuity providers in the UK, Ireland, Australia and to insurers in select markets in Asia.  Non-traditional longevity reinsurance provides protection to retirement plans and insurers of such plans against changes in mortality improvement.  With a non-traditional longevity reinsurance transaction, the Company agrees with another party to exchange a predefined benefit and the realized benefit for a premium.

The Company utilizes reinsurance accounting for ceded and assumed transactions when risk transfer provisions have been met.  To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue, benefit and expense accounts.  Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage.  Amounts receivable and payable to reinsurers are offset for account settlement purposes for contracts where the right of offset exists, with net reinsurance receivables included in other assets and net reinsurance payables included in other liabilities.  Reinsurance receivables and payables may include balances due from reinsurance companies for paid and unpaid losses.  Reinsurance terminations and recapture gains are recorded in other income.

REVENUES, BENEFITS AND EXPENSES

Premiums from annuity contracts with life contingencies and traditional life and term insurance contracts are recognized as revenue when due.  Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the contracts by providing for liabilities for future policy benefits, expenses for contract administration, and DAC amortization.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities and are not included in revenue.  Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also include the amortization of URR.  The timing of policy fee revenue recognition is determined based on the nature of the fees.  Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration, and the amortization of DAC.

The Company generates the majority of its revenues and net income from customers located in the U.S.  As of December 31, 2020 and 2019, the Company had foreign investments of $17.9 billion and $15.4 billion, respectively.  Revenues derived from any customer did not exceed 10% of consolidated total revenues for the years ended December 31, 2020, 2019, and 2018.

Investment advisory fees are primarily fees earned by Pacific Life Fund Advisors LLC (PLFA), a wholly owned subsidiary of Pacific Life, which serves as the investment advisor for the Pacific Select Fund (PSF), an investment vehicle provided to the Company’s variable universal life (VUL) and variable annuity contract holders, the Pacific Funds Series Trust, the investment vehicle for the Company’s mutual fund products and other funds, and the Pacific Life Investment Grade Trade Receivable Fund.  These fees are based upon the NAV of the underlying portfolios and are recorded as earned.  Related subadvisory expense is included in operating and other expenses.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements. Under this method, the Company determines deferred tax assets and liabilities on the basis of the differences between the consolidated financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse.

The Company recognizes deferred tax assets to the extent that these assets are more likely than not to be realized.

The Company records uncertain tax positions in accordance with the Accounting Standards Codification’s (Codification) Income Taxes Topic on the basis of a two-step process in which (1) the Company determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, the Company recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.

The Company recognizes interest and penalties related to unrecognized tax benefits in the provision (benefit) for income taxes in the consolidated statements of operations.  Accrued interest and penalties are included in other liabilities in the consolidated statements of financial condition.  Immaterial amounts of interest and penalties were recognized in the years ended December 31, 2020, 2019, and 2018.

The Company accounts for investment tax credits using the deferral method of accounting.

The Company is accounting for the taxes due on future U.S. inclusions in taxable income related to global intangible low-taxed income as a current period expense when incurred (i.e., using the period cost method).

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return and the combined California franchise tax return of PMHC and are allocated tax expense or benefit based principally on the effect of including their operations in these returns under a tax sharing agreement.  Certain of the Company’s non-insurance subsidiaries also file separate state tax returns, if necessary.

The Coronavirus Aid, Relief, and Economic Security (CARES) Act, enacted on March 27, 2020, contains certain income tax related provisions.  One of the key provisions allows companies with net operating losses (NOL) originating in 2018, 2019, or 2020 to carry back losses to the five preceding tax years and recover cash taxes paid in those years.  The Company recorded a benefit for the expected carryback of 2020 NOL to the five preceding tax years from 2015 to 2019, some of which were at a higher statutory tax rate than the current year.  See Note 14.

CONTINGENCIES

The Company evaluates all identified contingent matters on an individual basis.  A loss is recorded if the contingent matter is probable of occurring and reasonably estimable.  The Company establishes reserves for these contingencies at the best estimate, or, if no one amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and variable life contracts, as well as other guaranteed and non-guaranteed accounts.  Separate account assets are recorded at fair value and represent legally segregated contract holder funds.  A separate account liability is recorded equal to the amount of separate account assets.  Deposits to separate accounts, investment income, and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows.  Amounts charged to the separate account for mortality, surrender, and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of financial instruments has been determined using available market information and appropriate valuation methodologies.  However, considerable judgment is often required to interpret market data used to develop the estimates of fair value.  Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange.  The use of different market assumptions and/or estimation methodologies could have a material effect on the fair value of the financial instruments.  See Note 11.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-01 that amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments.  The new guidance changes the current accounting guidance related to (i) the classification and measurement of certain equity investments, (ii) the presentation of changes in the fair value of financial liabilities measured under the fair value option that are due to instrument-specific credit risk, and (iii) certain disclosures associated with the fair value of financial instruments.  The new guidance most significantly impacts equity interests in limited partnership interests and joint ventures currently accounted for under the cost method which are now measured at fair value utilizing the NAV practical expedient in the Codification’s Financial Services - Investment Companies Topic.  Additionally, due to the elimination of historical classification guidance for equity securities (i.e., trading, available for sale), equity securities historically classified as trading and equity securities historically classified as available for sale all are now presented together as equity securities included in other investments and measured at fair value through net income.  The Company adopted this ASU on January 1, 2018 applying the modified retrospective approach.  The impact of this adoption on January 1, 2018 was an increase of $29 million to beginning retained earnings and a reduction of $3 million to AOCI.  See the consolidated statements of equity and Note 12.

FUTURE ADOPTION OF ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued ASU 2020-04, which together with all subsequent amendments, provides guidance on facilitation of the effects of reference rate reform on financial reporting.  The new guidance provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess certain contract modifications that result from the discontinuation of the London Inter-Bank Offered Rate (LIBOR) or another reference rate.  Changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain criteria are met.  Optional expedients also allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief.  This standard may be elected and applied to contract modifications made between March 12, 2020 through December 31, 2022.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2018, the FASB issued targeted improvements to the accounting for long-duration insurance contracts, ASU 2018-12.  The objective of this guidance is to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity.  The new guidance improves the timeliness of recognizing changes in the liability for future policy benefits for traditional long-duration contracts by requiring that underlying cash flow assumptions be reviewed and updated at least annually.  The rate used to discount future cash flows must be based on an upper-medium grade fixed income investment yield.  The change in the reserve estimate as a result of updating cash flow assumptions will be recognized in net income.  The change in the reserve estimate as a result of updating the discount rate assumption will be recognized in OCI.  The new guidance also creates a new category of market risk benefits (i.e., features that protect the contract holder from more than nominal capital market risk) for certain guarantees associated with contracts which are required to be measured at fair value with changes recognized in net income.  In addition, the new guidance simplifies the amortization of deferred policy acquisition costs and other similar capitalized balances (i.e., URR) by requiring such costs to be amortized on a constant-level basis that approximates the straight-line method.  Lastly, the new guidance increases and enhances the disclosures related to long-duration insurance contracts.  The new guidance is effective for fiscal years beginning after December 15, 2024 and interim periods within fiscal years beginning after December 15, 2025.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-13 that provides guidance on the measurement of credit losses for certain financial assets.  This ASU replaces the incurred loss impairment methodology with one that reflects expected credit losses.  The measurement of expected credit losses should be based on historical loss information, current conditions, and reasonable and supportable forecasts.  The guidance also requires enhanced disclosures.  This ASU is effective for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years.  Early adoption is permitted.  The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

In 2016, the FASB issued ASU 2016-02 that provides guidance on leasing transactions.  The new guidance requires a lessee to recognize assets and liabilities for leases with lease terms of more than 12 months.  Consistent with current guidance, leases would be classified as finance or operating leases.  However, unlike current guidance, the new guidance will require both types of leases to be recognized on the consolidated statements of financial condition by the lessee.  Lessor accounting will remain largely unchanged from current guidance except for certain targeted changes.  This ASU is effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021, and permits a modified retrospective transition approach which includes a number of optional practical expedients. Adoption of this standard on January 1, 2021 will not have a material impact on the Company’s consolidated financial statements.

2.                          STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS

STATUTORY ACCOUNTING PRACTICES

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP.  Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as the valuation of investments and certain assets, and accounting for deferred income taxes on a different basis.

STATUTORY NET INCOME (LOSS) AND SURPLUS

Statutory net income (loss) of Pacific Life was ($99) million, $1,716 million, and $869 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Statutory capital and surplus of Pacific Life was $11,364 million and $10,510 million as of December 31, 2020 and 2019, respectively.

AFFILIATED REINSURANCE

Pacific Life cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets, and third party excess of loss reinsurance agreement or note facilities.  As of December 31, 2020, Pacific Life’s total statutory reserve credit was  $2,828 million, of which $1,480 million was supported by third party excess of loss reinsurance agreement and note facilities.  As of December 31, 2019, Pacific Life’s total statutory reserve credit was $2,590 million, of which $1,644 million was supported by third party letters of credit and note facilities, as described below.

Pacific Life utilizes affiliated reinsurers to mitigate the statutory capital impact of National Association of Insurance Commissioners (NAIC) Model Regulation “Valuation of Life Insurance Policies” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s UL products with flexible duration no lapse guarantee rider (FDNLGR) benefits.  Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation (Vermont Department).  PAR Vermont and PBRC are wholly owned subsidiaries of Pacific Life and accredited authorized reinsurers in Nebraska.  Pacific Life cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC.  Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at Pacific Life.

Effective December 1, 2019, PAR Vermont entered into a 25 year excess of loss reinsurance agreement (XOL Agreement) with an unrelated third party for a maximum amount of $1.5 billion with an expiration date of December 1, 2044.  The XOL Agreement is non-recourse to Pacific LifeCorp or any of its affiliates, other than PAR Vermont.  The XOL Agreement has been approved as an admissible asset in the amount of the XOL asset value as calculated in accordance with the XOL Agreement by the Vermont Department for PAR Vermont statutory accounting.  As of December 31, 2020 and 2019, the XOL asset value was $627 million and $814 million, respectively.  PAR Vermont admitted $627 million and $814 million as assets in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Reserves in excess of the economic reserves held at PBRC are supported by a note facility with a maximum commitment amount of $1.6 billion.  This facility is non-recourse to Pacific Life or any of its affiliates, other than PBRC.  Through this facility, PBRC issued a surplus note with a maturity date of December 2046 and received a promissory note in return with a maturity date of December 2041.  The promissory note is credit enhanced by a highly rated third-party reinsurer for 22 years with a three year extension.  The promissory note has been approved as an admissible asset by the Vermont Department for PBRC statutory accounting.  As of December 31, 2020 and 2019, the promissory note amounted to $525 million and $479 million, respectively, and was held in a trust with Pacific Life as beneficiary.  PBRC admitted $525 million and $479 million as an asset in its statutory financial statements as of December 31, 2020 and 2019, respectively.

Pacific Life Re Global Limited (RGBM) (formerly referred to as PLRG) became an indirect, wholly owned subsidiary of Pacific LifeCorp, on March 31, 2020, when Pacific Life Reinsurance (Barbados) Limited, a direct, wholly owned subsidiary of Pacific LifeCorp, was redomiciled to Bermuda.  RGBM assumes U.S. life retrocession business through Pacific Life, as well as other non-U.S. life retrocession business.  Pacific Life has reinsurance agreements with RGBM.  The underlying reinsurance is comprised of coinsurance and YRT treaties.  Pacific Life retrocedes the majority of the underlying YRT U.S. treaties on a 100% coinsurance with funds withheld basis to RGBM (RGBM Agreement).  The RGBM Agreement is accounted for under deposit accounting for U.S. GAAP and as reinsurance under statutory accounting principles.  The statutory accounting reserve credit is supported by a $345 million letter of credit issued to RGBM by a highly rated bank for the benefit of Pacific Life, which expires August 2021.  In connection with the letter of credit, Pacific LifeCorp has provided a guarantee to the bank for certain obligations under the letter of credit agreement.  In addition, Pacific LifeCorp entered into a capital maintenance agreement with RGBM.

Pacific Annuity Reinsurance Company (PARC) was a captive reinsurance company subject to regulatory supervision by the Arizona Department of Insurance and Financial Institutions (AZ DIFI) and wholly owned by Pacific LifeCorp.  PARC was formed to reinsure benefits provided by variable annuity contracts and contract rider guarantees issued by Pacific Life.  Base annuity contracts were reinsured on a modified coinsurance basis and the contract guarantees were reinsured on a coinsurance with funds withheld basis.   In October 2020, Pacific Life recaptured the variable annuity business reinsured by PARC and PARC was dissolved as of December 31, 2020.  The recapture did not have a material impact on the Company’s consolidated financial statements.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk.  Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums.  The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results.  Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action.  As of December 31, 2020 and 2019, Pacific Life, Pacific Life & Annuity Company (PL&A), an Arizona domiciled life insurance company wholly owned by Pacific Life, PAR Vermont, and PBRC all exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS AND CAPITAL CONTRIBUTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws.  These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp.  Based on these restrictions and 2020 statutory results, Pacific Life could pay $769 million in dividends in 2021 to Pacific LifeCorp without prior approval from the NE DOI, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, Pacific Life paid dividends to Pacific LifeCorp of zero, $650 million, and zero, respectively.

The payment of dividends by PL&A to Pacific Life is subject to restrictions set forth in the State of Arizona insurance laws.  These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31.  Based on these restrictions and 2020 statutory results, PL&A could pay $42 million in dividends to Pacific Life in 2021 without prior regulatory approval, subject to the notification requirement.  During the years ended December 31, 2020, 2019, and 2018, PL&A paid dividends to Pacific Life of $40 million, $41 million, and $40 million, respectively.

During the year ended December 31, 2020, Pacific LifeCorp made a capital contribution to Pacific Life of $650 million that is reported in additional paid-in capital.

3.                          VARIABLE INTEREST ENTITIES

The Company evaluates its interests in VIEs on an ongoing basis and consolidates those VIEs in which it has a controlling financial interest and is thus deemed to be the primary beneficiary.  A controlling financial interest has both of the following characteristics: (i) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and (ii) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Creditors or beneficial interest holders of VIEs, where the Company is the primary beneficiary, have no recourse against the Company in the event of default by these VIEs.

CONSOLIDATED VIEs

The following table presents, as of December 31, 2020 and 2019, the assets and liabilities, which the Company has consolidated because it is the primary beneficiary:

	Assets	Liabilities
	(In Millions)
December 31, 2020:
Commercial mortgage-backed security trusts	$2,056	$1,690
CLO	1,001	930
Sponsored investment funds	1,186	187
Other	38
Total	$4,281	$2,807

December 31, 2019:
Commercial mortgage-backed security trusts	$1,805	$1,525
CLO	1,023	940
Sponsored investment funds	767	113
Other	22
Total	$3,617	$2,578

COMMERCIAL MORTGAGE-BACKED SECURITY TRUSTS

The Company has purchased significant interests in multiple commercial mortgage-backed security trusts secured by commercial real estate properties (CMBS VIEs).  The trusts are classified as VIEs as they have no equity investment at risk and while no future equity infusions should be required to permit the entities to continue their activities, accounting guidance requires trusts with no equity at risk to be classified as VIEs.  The Company has determined that it is the primary beneficiary of the VIEs due to the significant control over the collateral the Company has in the event of a default.  The assets of the CMBS VIEs can only be used to settle their respective liabilities, and the Company is not responsible for any principal or interest shortfalls.  The Company’s exposure is limited to its investment of $365 million and $279 million as of December 31, 2020 and 2019, respectively.  Non-recourse debt consolidated by the Company was $1,685 million and $1,521 million as of December 31, 2020 and 2019, respectively (included in CMBS VIE debt in Note 10).

CLO

The Company provides initial seed capital into sponsored CLO, which are classified as VIEs as they have insufficient equity investment at risk.  The Company has determined that it is the primary beneficiary of these VIEs due to its significant control as the collateral manager.  The Company has elected the FVO method of accounting for $963 million and $977 million of investments in the CLO as of December 31, 2020 and 2019, respectively.  The Company has also elected the FVO method of accounting for $913 million and $910 million of debt issued from the CLO as of December 31, 2020 and 2019, respectively (included in FVO debt - VIE in Note 10).

SPONSORED INVESTMENT FUNDS

The Company has leveraged internal expertise to bring investment strategies/products to sophisticated institutional investors and qualified institutional buyers.  Structured as limited partnerships, the Company has provided the initial investments to provide seed capital for these products for the purpose of refining the investment strategies and developing a performance history.  Based on the design and operation of these entities, the Company concluded that they are subject to consolidation under the VIE rules and that the Company is the primary beneficiary.   Short-term non-recourse debt consolidated by the Company was $187 million and $113 million as of December 31, 2020 and 2019, respectively (included in other VIE debt in Note 10).  The lines of credit associated with this debt have a $245 million borrowing capacity.  The Company’s unfunded commitment to the underlying investments of the limited partnerships was $1,042 million and $867 million as of December 31, 2020 and 2019, respectively.

NON-CONSOLIDATED VIEs

The following table presents the carrying amount and classification of the investments in VIEs in which the Company holds a variable interest but does not consolidate because it is not the primary beneficiary.  The Company has determined that it is not the primary beneficiary of these VIEs because it does not have the power to direct their most significant activities.  Also presented is the maximum exposure to loss which includes the carrying amount plus any unfunded commitments assuming the commitments are fully funded.

	Carrying Amount	Maximum Exposure to Loss
	(In Millions)
December 31, 2020:
Private equity	$760	$1,864
Other	44	130
Total	$804	$1,994

December 31, 2019:
Private equity	$681	$1,362
Other	95	135
Total	$776	$1,497

PRIVATE EQUITY

Private equity are limited partnership investment funds that are reported in other investments.

OTHER NON-CONSOLIDATED VIEs NOT INCLUDED IN THE TABLE ABOVE

As part of normal investment activities, the Company will make passive investments in structured securities for which it is not the sponsor.  The structured security investments include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), and other asset-backed securities which are reported in fixed maturity securities available for sale, at fair value.  The Company has determined that it is not the primary beneficiary of these structured securities due to the fact that it does not control these entities.  The Company’s maximum exposure to loss for these investments is limited to its carrying amount.  See Note 5 for the net carrying amount and fair value of the structured security investments.

4.                          DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$4,804	$5,023	$4,693
Additions:
Capitalized during the year	787	864	871
Amortization:
Impact of assumption unlockings	47	(51)	(38)
All other	(365)	(441)	(846)
Total amortization	(318)	(492)	(884)
Allocated to OCI	(430)	(591)	343
Balance, December 31	$4,843	$4,804	$5,023

Components of the capitalized sales inducement balance included in the DAC asset are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Balance, January 1	$434	$437	$513
Deferred costs capitalized during the year	8	6	9
Amortization of deferred costs	17	(9)	(85)
Balance, December 31	$459	$434	$437

5.                          INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and fair value of fixed maturity securities available for sale are shown below.  The net carrying amount represents amortized cost adjusted for OTTI losses recognized in earnings and fair value hedges (Note 7).  See Note 11 for information on the Company’s fair value measurements and disclosure.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2020:
U.S. Government	$55	$11		$66
Obligations of states and political subdivisions	2,019	343	$2	2,360
Foreign governments	627	92		719
Corporate securities (1)	53,698	8,071	91	61,678
RMBS (2)	3,053	99	8	3,144
CMBS	1,965	114	35	2,044
Other asset-backed securities	2,747	117	13	2,851
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
December 31, 2019:
U.S. Government	$325	$7	$1	$331
Obligations of states and political subdivisions	1,432	233	1	1,664
Foreign governments	543	58	1	600
Corporate securities (1)	48,235	4,373	103	52,505
RMBS (2)	3,098	97	6	3,189
CMBS	1,689	66	4	1,751
Other asset-backed securities	1,702	70	6	1,766
Total fixed maturity securities	$57,024	$4,904	$122	$61,806

(1)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $15 million and $1 million as of December 31, 2020 and 2019, respectively.

(2)              Gross unrealized losses on investments for which OTTI has been recognized in earnings in current or prior periods, were $3 million and $2 million as of December 31, 2020 and 2019, respectively.

The net carrying amount and fair value of fixed maturity securities available for sale as of December 31, 2020, by contractual repayment date of principal, are shown below.  Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$1,483	$39	$4	$1,518
Due after one year through five years	13,807	1,185	30	14,962
Due after five years through ten years	21,541	2,768	26	24,283
Due after ten years	19,568	4,525	33	24,060
	56,399	8,517	93	64,823
Mortgage-backed and asset-backed securities	7,765	330	56	8,039
Total fixed maturity securities	$64,164	$8,847	$149	$72,862

The following tables present the fair value and gross unrealized losses on investments where the fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater.

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2020:
Obligations of states and political subdivisions			$20	$2	$20	$2
Corporate securities	$1,392	$46	496	45	1,888	91
RMBS	563	4	69	4	632	8
CMBS	564	30	67	5	631	35
Other asset-backed securities	333	5	10	8	343	13
Total fixed maturity securities	$2,852	$85	$662	$64	$3,514	$149

December 31, 2019:
U.S. Government	$269	$1			$269	$1
Obligations of states and political subdivisions			$22	$1	22	1
Foreign governments	1	1			1	1
Corporate securities	1,166	15	1,243	88	2,409	103
RMBS	732	2	200	4	932	6
CMBS	165	3	42	1	207	4
Other asset-backed securities	254	2	39	4	293	6
Total fixed maturity securities	$2,587	$24	$1,546	$98	$4,133	$122

The number of securities in an unrealized loss position for less than 12 months as of December 31, 2020 and 2019 were 310 and 319, respectively.  The number of securities in an unrealized loss position for 12 months or greater as of December 31, 2020 and 2019 were 107 and 171, respectively.

The Company has evaluated fixed maturity securities available for sale with gross unrealized losses and has determined that the unrealized losses are temporary.  The Company does not intend to sell the investments and it is more likely than not that the Company will not be required to sell the investments before recovery of their net carrying amounts.

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties.  With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned.  The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.  The borrower of the loaned securities is permitted to sell or repledge those securities.  The Company may occasionally borrow amounts from the cash collateral for short-term liquidity.  The utilization of the cash collateral is based on conservative forecasts of cash flows and is supported by the cash balance in the general account.  As of December 31, 2020, borrowings from the securities lending cash collateral was zero.  The gross carrying amounts are disclosed in the table below.

Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.  The Company has made an accounting policy election not to offset the loaned securities and cash collateral liabilities in its consolidated statements of financial condition.

The Company invests cash collateral received from its securities lending arrangements into repurchase agreements (reinvestment portfolio).  The Company requires that all repurchase agreements must have a maximum maturity of 95 days and the interest rate must reset no more than monthly.  All repurchase agreements must be collateralized by U.S. Treasury Securities, U.S. Agency Securities, U.S. Corporate bonds and/or U.S. Equities with a minimum margin of 102%.  Equity repurchase agreements are only overnight and must be collateralized at 105%.  Additionally, all repurchase agreements are indemnified by the Company’s securities lending agent against counterparty default.  When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts, monitoring fair values daily, and securing indemnification from financial institutions with strong financial credit ratings.

The following table presents the Company’s security loans outstanding, reinvestment portfolio and the corresponding collateral held:

	December 31,
	2020	2019
	(In Millions)
Security loans outstanding, fair value (1)	$2,601	$2,058
Reinvestment portfolio, fair value (2)	2,681	2,131
Cash collateral liability (3)	2,681	2,131

(1)   Included in fixed maturity securities available for sale, at fair value and comprised of corporate securities.

(2)   Included in cash, cash equivalents, and restricted cash.  The reinvestment portfolio remaining contractual maturities as of December 31, 2020 are $2,231 million, $200 million and $250 million maturing in 30 days or less, 31 to 60 days and 61 to 90 days, respectively.

(3)   Included in other liabilities.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$2,506	$2,341	$2,080
FVO securities	52	74	52
Mortgage loans	824	756	694
Real estate	243	225	187
Policy loans	218	218	216
Partnerships and joint ventures	90	126	211
Other	64	75	51
Gross investment income	3,997	3,815	3,491
Investment expense	319	301	248
Net investment income	$3,678	$3,514	$3,243

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities:
Gross gains on sales	$47	$35	$33
Gross losses on sales	(16)	(30)	(36)
Total fixed maturity securities	31	5	(3)
FVO and trading securities	144	89	(38)
Equity securities	(8)	27	(21)
Real estate	18	79
Equity total return swaps	165	(275)	54
Equity futures	(1,156)	(33)	(3)
Equity put options	23	(54)	9
Equity call options	586	732	(256)
Foreign currency and interest rate swaps	129	57	16
Synthetic guaranteed interest contract policy fees	53	49	44
Embedded derivatives:
Variable annuity GLB	(353)	27
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(16)	(8)
Other	(2)	7	(6)
Net realized investment gain (loss)	$(1,228)	$(391)	$60

The tables below summarize OTTI by investment type:

	Recognized in Earnings	Recognized in OCI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$61		$61
OTTI - fixed maturity securities	61	—	61
Mortgage loans	14		14
Real estate	6		6
Total OTTI	$81	—	$81

Year Ended December 31, 2019:
Corporate securities	$13		$13
RMBS	6		6
Total OTTI	$19	—	$19

Year Ended December 31, 2018:
Corporate securities	$8		$8
RMBS	1		1
OTTI - fixed maturity securities	9	—	9
Real estate	6		6
Total OTTI	$15	—	$15

The table below details the amount of OTTI attributable to credit losses recognized in earnings for which a portion was recognized in OCI:

	Years Ended December 31,
	2020	2019
	(In Millions)
Cumulative credit loss, January 1	$91	$164
Additions for credit impairments recognized on:
Securities previously other than temporarily impaired		6
Total additions	—	6

Reductions for credit impairments previously recognized on:
Securities due to an increase in expected cash flows and time value of cash flows	(1)	(1)
Securities sold		(78)
Total subtractions	(1)	(79)
Cumulative credit loss, December 31	$90	$91

Net unrealized gain (loss) recognized in the consolidated statements of operations during the periods presented on securities still held at each period end is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
FVO securities	$105	$77	$(29)
Trading securities	42	13	(10)
Equity securities	1	9	(8)
Other investments measured at NAV	46	29	35

The change in net unrealized gain (loss) in available for sale securities is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Fixed maturity securities	$3,793	$4,698	$(2,807)

Trading securities, included in other investments, totaled $818 million and $702 million as of December 31, 2020 and 2019, respectively.  The cumulative net unrealized gain on trading securities as of December 31, 2020 and 2019 was $48 million and $10 million, respectively.

Mortgage loans are primarily collateralized by commercial properties mainly located throughout the U.S.  The geographic distribution of mortgage loans for the top five states or federal districts is as follows:

	December 31,
	2020	2019
	(In Millions)
California	$3,273	$2,942
Texas	2,722	2,501
New York	1,945	1,702
Washington	1,232	1,298
Illinois	1,159	1,127
Other	7,511	6,818
Total mortgage loans	$17,842	$16,388

Included in the December 31, 2020 and 2019 amounts for Texas are $1,050 million for both years and New York are $1,000 million and $750 million, respectively, consolidated from the CMBS VIEs (Note 3).  Included in the December 31, 2020 amounts for Other in the table above are $283 million and $173 million located in Canada and the UK, respectively.  Included in the December 31, 2019 amounts for Other in the table above are $288 million and $169 million located in Canada and the UK, respectively.  The Company did not have any mortgage loans with accrued interest more than 180 days past due as of December 31, 2020 or 2019.  As of December 31, 2020, there was no single mortgage loan investment that exceeded 10% of stockholder’s equity.

The Company reviews the performance and credit quality of the mortgage loan portfolio on an on-going basis, including loan payment and collateral performance.  Collateral performance includes a review of the most recent collateral inspection reports and financial statements.  Analysts track each loan’s debt service coverage ratio (DCR) and loan-to-value ratio (LTV).  The DCR compares the collateral’s net operating income to its debt service payments.  DCRs of less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments.  A larger DCR indicates a greater excess of net operating income over the debt service.  The LTV compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage.  LTVs greater than 100% indicate that the loan amount exceeds the collateral value.  A smaller LTV percentage indicates a greater excess of collateral value over the loan amount.

The loan review process will result in each loan being placed into a No Credit Concern category or one of three levels:  Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern or Level 3 Significant Credit Concern.  Loans in No Credit Concern category are performing and no issues are noted.  The collateral exhibits a strong DCR and LTV and there are no near term maturity concerns.  The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong.  For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors.  Financial covenants may have been triggered due to declines in performance.  Credit profile and/or borrower sponsorship remain stable but require monitoring.  Near term (6 months or less) maturity requires monitoring due to negative trends.  No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength.  Includes troubled debt restructures performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors; financial covenants may have been triggered due to declines in performance and/or borrower may have requested covenant relief.  Loan credit profile, borrower sponsorship and/or collateral value may have declined or give cause for concern.  Near term maturity (12 months or less) coupled with negative market conditions, property performance and value and/or borrower stability result in increased refinance risk.  Likelihood for troubled debt restructure, impairment and loss is increased.  Includes all loans performing as agreed during the first year of a troubled debt restructure unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist.  Borrower may have asked for modification of loan terms.  Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure the probable alternative.  Impairment loss is possible depending on current fair market value of the collateral.  This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 2 or Level 3 are placed on a watch list and monitored monthly.  Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired.  A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2020, there were two loans with a book value of $135 million that were considered impaired.  For the year ended December 31, 2020, an impairment loss of $14 million was recognized on the first loan, as the fair value of the underlying collateral was lower than its carrying value.  The book value after write down of the loan was $115 million.  No impairment loss was recorded on the second loan since the fair value of the underlying collateral was higher than its carrying amount.  As of December 31, 2019 and December 31, 2018, there were 3 and 11 loans with a book value of $45 million and $93 million, respectively, that were considered impaired.  Since the fair value of the underlying collateral on these loans was greater than their carrying amount, no impairment loss was recorded.

The Company is working with borrowers who are experiencing financial difficulty as a direct result of the COVID-19 pandemic.  When necessary, the Company is providing loan modifications to assist borrowers with their present circumstances.  These loans are accruing interest and are classified as current when performing under the terms of the modified loan agreement.  On April 7, 2020, a group of banking agencies issued an Interagency Statement that offers practical expedients for evaluating whether loan modifications that occur in response to COVID-19 are troubled debt restructures (TDR) consistent with the CARES Act.  The Consolidated Appropriations Act, signed into law on December 27, 2020, extended the relief offered in the CARES Act and clarified that insurance companies are covered under the CARES Act.  The Company’s loan modifications fall within the guidance of either the April 7, 2020 Interagency Statement (an approach that was concurred by the FASB) or the CARES Act and do not qualify as TDRs.

As of December 31, 2020, mortgage loans with a total book value of $421 million are in a forbearance period where the Company has provided modifications with principal and/or interest payment relief and these loans do not qualify as TDRs.

The following tables set forth mortgage loan credit levels as of December 31, 2020 and 2019 ($ In Millions):

	December 31, 2020
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$754	2.25							$754	2.25
Apartment	1,441	1.55	$262	1.18					1,703	1.49
Golf course	7	1.40	25	0.57	$32	0.85	$20	0.69	84	0.77
Industrial	520	2.66							520	2.66
Lodging	266	1.49	672	0.27	372	(0.24)	337	(1.25)	1,647	0.04
Mobile home park	182	3.38							182	3.38
Office	3,963	1.95	626	2.17			20	0.62	4,609	1.98
Office - VIE	750	4.36							750	4.36
Residential	84	2.37							84	2.37
Retail	904	1.99	1,952	1.75			185	1.91	3,041	1.83
Retail - VIE	1,300	2.63							1,300	2.63
Construction	1,967		956		245				3,168
Total	$12,138	2.24	$4,493	1.49	$649	(0.15)	$562	(0.08)	$17,842	1.90

	December 31, 2019
			Level 1		Level 2		Level 3
	No Credit Concern		Minimal Credit Concern		Moderate Credit Concern		Significant Credit Concern		Total
		Weighted		Weighted		Weighted		Weighted		Weighted
	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average	Carrying	Average
Type	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR	Amount	DCR
Agricultural	$534	2.28							$534	2.28
Apartment	1,681	1.57	$124	0.97					1,805	1.53
Golf course	24	1.75	13	0.49	$39	0.83	$22	0.74	98	1.00
Industrial	148	1.55							148	1.55
Lodging	1,493	2.40	166	1.47					1,659	2.30
Mobile home park	183	3.15							183	3.15
Office	4,223	1.91	78	2.07			21	0.47	4,322	1.91
Office - VIE	750	3.44							750	3.44
Residential	24	1.52							24	1.52
Retail	3,036	2.07							3,036	2.07
Retail - VIE	1,050	2.75							1,050	2.75
Construction	2,245		534						2,779
Total	$15,391	2.14	$915	1.40	$39	0.83	$43	0.61	$16,388	2.11

Pacific Life is a member of the Federal Home Loan Bank (FHLB) of Topeka.  As of December 31, 2020 and 2019, the Company has $102 million of funding agreements issued by the FHLB of Topeka.  The funding agreement liabilities are included in policyholder account balances (Note 8).  As of December 31, 2020 and 2019, mortgage loans with a fair value of $705 million and $277 million, respectively, are in a custodial account pledged as approved collateral for the funding agreements.  The Company is required to purchase stock in FHLB of Topeka each time it receives an advance.

Real estate investments totaled $2,407 million and $2,285 million as of December 31, 2020 and 2019, respectively.

6.                          SALE OF AIRCRAFT LEASING BUSINESS

On December 5, 2019, the Company completed the sale of its ownership in Aviation Capital Group LLC (ACG) to TC Skyward Aviation U.S., Inc.  As the sale of ACG represented a strategic shift that has a major effect on the Company’s operations and financial results, the Company’s aircraft leasing business has been classified as a discontinued operation within the consolidated financial statements for all periods presented.

Upon the closing of the transaction, the Company received cash proceeds of $3.0 billion, recorded a $25 million gain on sale of discontinued operations, net of taxes, and disposed of the Company’s aircraft leasing business.

As of December 31, 2020 and 2019, there were no assets or liabilities related to the discontinued operations.

The following table summarizes the components of discontinued operations, net of taxes, for the years ended December 31, 2019 and 2018:

	Years Ended December 31,
	2019	2018
	(In Millions)
REVENUES
Aircraft leasing revenue	$966	$954
Net investment income		4
Net realized investment loss	(7)	(6)
Other income	141	95
Total revenues	1,100	1,047

BENEFITS AND EXPENSES
Operating expenses	146	182
Depreciation of aircraft	284	352
Interest expense	263	244
Total benefits and expenses	693	778

Income from discontinued operations	407	269
Provision for income taxes from discontinued operations	73	40
Income from discontinued operations, net of taxes	334	229

Gain on sale of discontinued operations	23
Benefit from income taxes from discontinued operations	(2)
Gain on sale of discontinued operations, net of taxes	25

Discontinued operations, net of taxes	$359	$229

7.                          DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, and equity risk.  Derivative instruments are also used to manage the duration mismatch of assets and liabilities.  The Company utilizes a variety of derivative instruments including swaps, futures, and options.  In addition, certain insurance products offered by the Company contain features that are separately accounted for as derivatives.

Accounting for derivatives requires the Company to recognize all derivative instruments as either assets or liabilities at fair value.  The accounting for changes in the fair value (i.e., gains or losses) of derivatives depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship.

DERIVATIVES NOT DESIGNATED AS HEDGING

Equity Derivatives

The Company utilizes equity derivatives to manage equity risk associated with variable annuity GLBs within certain insurance and reinsurance contracts, including those deemed embedded derivatives.  See below for further information on the Company’s embedded derivatives.

Equity total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount.  Cash is paid and received over the life of the contract based on the terms of the swap.

Equity futures are exchange-traded transactions whereby the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts.  The Company is also required to pledge initial margin for all futures contracts.  The amount of required margin is determined by the exchange on which it is traded.

Equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price.

Equity call options are contracts to buy the index at a predetermined time at a contracted price.  These contracts involve the exchange of a premium payment (either paid up front or at the time of exercise) for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums.

Foreign Currency Interest Rate Swaps

The Company utilizes foreign currency interest rate swaps primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.  Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets or liabilities to U.S. dollar fixed or floating rate assets or liabilities.  A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies and the agreement to re-exchange the currencies at a future date at an agreed-upon exchange rate.  There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts.  The main currencies that the Company economically hedges are the euro, British pound, and Canadian dollar.

Interest Rate Swaps

The Company utilizes interest rate swaps to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities and to manage interest rate risk in variable annuity GLBs.  An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount.  Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Synthetic Guaranteed Interest Contracts

The Company issues synthetic guaranteed interest contracts (GICs) to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan) that are considered derivatives.  The ERISA Plan uses the contracts in its stable value fixed income option.  The Company receives a fee, recognized in net realized investment gain (loss), for providing book value accounting for the ERISA Plan stable value fixed income option.  In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference between book value and fair value.  The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments and adjustments to the plan crediting rates to compensate for unrealized losses in the portfolios.

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives.  When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the related insurance or reinsurance contract, and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specific holding periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.  These variable annuity GLBs are considered embedded derivatives.  At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits.

GLBs on variable annuity contracts issued between January 1, 2007 and March 31, 2009 are partially reinsured by third party reinsurers.  These reinsurance arrangements are used to offset a portion of the Company’s exposure to the variable annuity GLBs for the lives of the host variable annuity contracts issued.  The ceded portion of these variable annuity GLBs is considered an embedded derivative.  Until October 2020, the Company also reinsured certain variable annuity contracts with guaranteed minimum benefits to an affiliated reinsurer.

The Company employs economic hedging strategies to mitigate equity and interest rate risk associated with the variable annuity GLBs not covered by reinsurance.  The Company utilizes equity total return swaps, equity futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products.  The Company also utilizes interest rate swaps to manage interest rate risk in variable annuity GLBs.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates.  The indexed products contain embedded derivatives.  The Company utilizes equity total return swaps, equity futures and equity call options based upon broad market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index.

The Company offers life insurance products with indexed account options.  The interest credited on the indexed accounts is a function of the underlying domestic or international equity index, subject to various caps, thresholds and participation rates.  The life insurance products with indexed accounts contain embedded derivatives.  The Company utilizes equity call options to economically hedge the interest credited to the policyholder based upon the underlying index for its life insurance products with indexed account options.

The following table summarizes amounts recognized in net realized investment gain (loss) for derivatives not designated as hedging instruments.  Gains and losses include the changes in fair value of the derivatives and amounts realized on terminations.  The amounts presented do not include losses from the periodic net payments and amortization of $1,611 million, $705 million, and $320 million for the years ended December 31, 2020, 2019, and 2018, respectively, which are recorded in net realized investment gain (loss).

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Equity total return swaps	$23	$(71)	$44
Equity put options	38	(23)	36
Equity call options	1,199	1,163	41
Foreign currency and interest rate swaps	(25)	12	52
Other	(2)	(1)	(1)
Embedded derivatives:
Variable annuity GLBs	(495)	(105)	(145)
Fixed indexed annuities	(474)	(565)	44
Life indexed accounts	(341)	(520)	228
Other	(43)	(15)	(7)
Total	$(120)	$(125)	$292

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company primarily utilizes interest rate swaps to manage its exposure to variability in cash flows due to changes in benchmark interest rates.  These cash flows include those associated with existing assets and liabilities.  The maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed 11 years.

The effective portion of gains from changes in the fair value of interest rate swaps designated as cash flow hedges recognized in OCI was $31 million for the year ended December 31, 2018.  The ineffective portion of losses recognized in net realized investment gain (loss) was zero for the year ended December 31, 2018.  Effective January 1, 2019, with the adoption of ASU 2017-12, the Company is no longer required to bifurcate ineffectiveness.  Gains (losses) from changes in the fair value of foreign currency and interest rate swaps designated as cash flow hedges recognized in OCI was $4 million for the years ended December 31, 2020 and 2019.

No amounts were reclassified from AOCI to earnings due to forecasted cash flows that were no longer probable of occurring for the years ended December 31, 2020, 2019, and 2018.

All of the hedged forecasted transactions for cash flow hedges were determined to be probable of occurring for the years ended December 31, 2020, 2019, and 2018.

Over the next twelve months, the Company anticipates that $6 million of deferred gains on derivative instruments in AOCI will be reclassified to earnings consistent with when the hedged forecasted transaction affects earnings.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company primarily utilizes foreign currency and interest rate swaps to manage its exposure to variability in fair value due to changes in foreign currencies and benchmark interest rates of its assets and liabilities.

Gains and losses include the changes in fair value of the derivatives as well as the offsetting gain or loss on the hedged item attributable to the hedged risk.  The Company includes the gain or loss on the derivative in the same line as the offsetting gain or loss on the hedged item.  These amounts do not include the periodic net settlements of the derivatives or the income (expense) related to the hedged item.

The following tables disclose items designated and qualifying as hedged items in fair value hedges:

		Gains (Losses) on		Gains (Losses) on
		Derivative Instrument	Gains (Losses)	Derivative Instrument	Gains (Losses)
Derivative	Hedged	Recognized in Income	on Hedged Item	Recognized in Income	on Hedged Item
Instrument	Item	December 31, 2020		December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale	$(81)	$81	$14	$(14)
Interest rate swaps	Fixed maturity securities available for sale	(41)	41	(22)	22

			Carrying Amount of		Cumulative Amount of
Derivative	Hedged		Hedged Assets and Liabilities		Fair Value Hedging
Instrument	Item		December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
(In Millions)
Foreign currency swaps	Fixed maturity securities available for sale		$1,589	$1,034	$(75)	$6
Interest rate swaps	Fixed maturity securities available for sale		522	492	(63)	(22)
Interest rate swaps	Fixed maturity securities available for sale	(1)	24	24	4	4
Interest rate swaps	Debt	(1)	(651)	(659)	(132)	(140)

(1) Hedge accounting has been discontinued.  The cumulative amount of fair value hedging adjustments in the table above represent the amount remaining.

CONSOLIDATED FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded at fair value and are presented as assets or liabilities based upon the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.  The following table summarizes the notional amount and gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables, and income accruals.  See Note 11 for information on the Company’s fair value measurements and disclosure.

Notional amount represents a standard of measurement of the volume of over the counter (OTC) and exchange-traded derivatives.  Notional amount is not a quantification of market risk or credit risk and is not recorded in the consolidated statements of financial condition.  Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

	December 31, 2020				December 31, 2019
	Notional	Fair Value			Notional	Fair Value
	Amount	Assets	Liabilities		Amount	Assets	Liabilities
	(In Millions)				(In Millions)
Derivatives designated as hedging instruments:
Foreign currency and interest rate swaps - fair value	$1,865	$(34)	$136	(1)	$1,507	$41	$36	(1)
Interest rate swaps - cash flow	50	9		(1)	50	5		(1)
Total derivatives designated as hedging instruments	1,915	(25)	136		1,557	46	36

Derivatives not designated as hedging instruments:
Equity total return swaps	161		1	(1)	1,695	1	34	(1)
Equity futures	2,867				1,830
Equity put options					482	9		(1)
Equity call options	17,260	1,267	1	(1)	13,916	852	4	(1)
Foreign currency and interest rate swaps	2,715	212	31	(1)	2,146	113	20	(1)
Synthetic GICs	34,144				28,568
Embedded derivatives:
Variable annuity GLBs			1,892	(3)			1,208	(3)
Variable annuity GLB - reinsurance contracts		365		(2)		269		(2)
Fixed indexed annuities			2,185	(4)			1,652	(4)
Life indexed accounts			1,081	(4)			752	(4)
Other		38	154	(5)		26	90	(5)
Total derivatives not designated as hedging instruments	57,147	1,882	5,345		48,637	1,270	3,760
Total derivatives	$59,062	$1,857	$5,481		$50,194	$1,316	$3,796

Location on the consolidated statements of financial condition:

(1) Other investments and other liabilities

(2) Other assets

(3) Future policy benefits

(4) Policyholder account balances

(5) Other assets, policyholder account balances and other liabilities

OFFSETTING ASSETS AND LIABILITIES

The following table reconciles the net amount of derivative assets and liabilities (excluding embedded derivatives) subject to master netting arrangements after the offsetting of collateral.  Gross amounts include income or expense accruals.  Gross amounts offset include cash collateral received or pledged limited to the gross fair value of recognized derivative assets or liabilities, net of accruals.  Excess cash collateral received or pledged is not included in the tables due to the foregoing limitation.  Gross amounts not offset include asset collateral received or pledged limited to the gross fair value of recognized derivative assets and liabilities.

	Gross Amounts of			Gross Amounts
	Recognized	Gross Amounts		Not Offset -
	Assets/Liabilities (1)	Offset (2)	Net Amounts	Asset Collateral (3)	Net Amounts
	(In Millions)
December 31, 2020:
Derivative assets	$1,053	$(1,005)	$48	$(11)	$37
Derivative liabilities	97	(94)	3	0	3

December 31, 2019:
Derivative assets	$753	$(587)	$166	$(157)	$9
Derivative liabilities	64	(64)	—	0	—

(1)         As of December 31, 2020 and 2019, derivative assets include expense accruals of $287 million and $213 million, respectively, and derivative liabilities include expense accruals of zero and $1 million, respectively.

(2)         As of December 31, 2020 and 2019, the Company received excess cash collateral of $7 million and $13 million, respectively, and provided excess cash collateral of zero and $1 million, respectively, which are not included in the table.

(3)         As of December 31, 2020 and 2019, the Company accepted excess asset collateral of $1 million, which are not included in the table.

COLLATERAL

For OTC derivatives, OTC—cleared derivatives and exchange—traded derivatives, the Company pledges and receives cash and asset collateral.  Cash collateral received from counterparties was $957 million and $541 million as of December 31, 2020 and 2019, respectively.  This unrestricted cash collateral is included in cash, cash equivalents, and restricted cash and the obligation to return it is netted against the fair value of derivatives in other investments or other liabilities.   Cash collateral pledged to counterparties was $161 million and $87 million as of December 31, 2020 and 2019, respectively.  A receivable representing the right to call this collateral back from the counterparty is netted against the fair value of derivatives in other investments or other liabilities.  Net exposure to the counterparty is calculated as the fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral paid or received.  If the net exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net exposure to the counterparty is negative, the fair value is included in other liabilities.

As of December 31, 2020 and 2019, the Company had also accepted collateral, consisting of various securities, with a fair value of $12 million and $158 million, respectively, which are held in separate custodial accounts and are not recorded in the consolidated statements of financial condition.  The Company is permitted by contract to sell or repledge this collateral and as of December 31, 2020 and 2019, none of the collateral had been sold or repledged.  As of December 31, 2020 and 2019, the Company provided collateral in the form of various securities with a fair value of $78 million and zero, respectively, which are included in fixed maturity securities.

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to OTC derivatives, which are bilateral contracts between two counterparties.  The Company manages credit risk by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate.  In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.  The Company currently pledges cash and securities, which are restricted to sale, to satisfy this collateral requirement.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty.  The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received.

These master netting agreements include collateral arrangements with derivative counterparties, which requires positions be marked to market and margined on a daily basis by the daily settlement of variation margin.  The Company has minimal counterparty exposure to credit-related losses in the event of non performance by these counterparties.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and cash collateral received.  The Company’s credit exposure for OTC derivatives as of December 31, 2020 was $37 million.  The maximum exposure to any single counterparty was $13 million as of December 31, 2020.  All of the Company’s credit exposure from derivative contracts is with investment grade counterparties.

There are no credit-contingent provisions in the Company’s collateral arrangements for its OTC derivatives that provide for a reduction of collateral thresholds in the event of downgrades in the financial strength ratings, assigned by certain independent rating agencies, of the Company and/or the counterparty.

Certain of the OTC master agreements include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies.  If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the fair value of the underlying derivatives.  As of December 31, 2020, the Company’s financial strength ratings were above the specified level.

8.                          POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

Components of the liability for policyholder account balances is as follows:

	December 31,
	2020	2019
	(In Millions)
UL and ISWL	$32,388	$31,101
Annuity and deposit liabilities	28,483	26,962
Fixed indexed annuity embedded derivatives	2,185	1,652
Life indexed account embedded derivatives	1,081	752
Funding agreements	1,999	167
Total	$66,136	$60,634

FUTURE POLICY BENEFITS

Components of the liability for future policy benefits is as follows:

	December 31,
	2020	2019
	(In Millions)
Annuity reserves	$16,233	$13,409
Policy benefits (1)	3,644	3,213
URR (2)	2,314	1,882
Life insurance	2,176	1,627
Variable annuity GLB embedded derivatives	1,892	1,208
Closed Block liabilities	235	241
Other	92	104
Total	$26,586	$21,684

(1)         As of December 31, 2020 and 2019, policy benefits consist primarily of $1,253 million and $1,118 million of liabilities for unpaid claims and $1,898 million and $1,828 million primarily representing single premium immediate annuity reserves, respectively.

(2)         The Company annually revises certain assumptions to develop EGPs for its products subject to URR amortization.  The revised EGPs resulted in decreased URR amortization of $134 million, increased URR amortization of $48 million, and decreased URR amortization of $120 million for the years ended December 31, 2020, 2019, and 2018, respectively.

9.                          SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  These contracts also include various types of GMDB and GLB features.  For a discussion of certain GLBs accounted for as embedded derivatives, see Note 7.

The GMDBs provide a specified minimum return upon death.  Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse.  The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death.  The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or partial withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).

The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years.  Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return.  In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.

The Company offers variable and fixed annuity contracts with guaranteed minimum withdrawal benefits for life (GMWBL) features.  The GMWBL is a GLB that provides, subject to certain restrictions, a percentage of a contract holder’s guaranteed payment base will be available for withdrawal for life starting no earlier than age 59.5, regardless of market performance.  The rider terminates upon death of the contract holder or their spouse if a spousal form of the rider is purchased.

Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2020	2019
	($In Millions)
Return of net deposits:
Separate account value	$54,154	$50,672
Net amount at risk (1)	208	208
Average attained age of contract holders	69 years	69 years

Anniversary contract value:
Separate account value	$13,128	$12,755
Net amount at risk (1)	170	181
Average attained age of contract holders	71 years	70 years

Minimum return:
Separate account value	$762	$755
Net amount at risk (1)	84	114
Average attained age of contract holders	75 years	74 years

(1)  Represents the amount of death benefit in excess of the current contract holder account balance as of December 31.

Information regarding GMIB and GMWBL features outstanding is as follows:

	December 31,
	2020	2019	2020	2019	2020	2019
	GMIB		GMWBL(2)		GMWBL(3)
	($ In Millions)		($ In Millions)		($ In Millions)
Separate account value	$1,421	$1,410	$8,685	$7,883
Net amount at risk (1)	113	153	185	274	$191	$116
Average attained age of contract holders	66 years	65 years	70 years	69 years	69 years	68 years

(1)         GMIB net amount at risk represents the amount of estimated annuitization benefits in excess of the current contract holder account balance at December 31.  Variable annuity GMWBL net amount at risk represents the protected balance, as defined, in excess of account value at December 31.  Fixed annuity GMWBL net amount at risk represents the present value of estimated future excess benefit payments at December 31.

(2)         GMWBL related to variable annuities.

(3)         GMWBL related to fixed annuities.

The determination of GMDB, GMIB, and GMWBL liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, rider utilization, and mortality experience.  The following table summarizes the GMDB, GMIB, and GMWBL liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,
	2020	2019	2020	2019	2020	2019	2020	2019
	GMDB		GMIB		GMWBL (1)		GMWBL (2)
	(In Millions)		(In Millions)		(In Millions)		(In Millions)
Balance, beginning of year	$19	$18	$39	$41	$112	$88	$40	$30
Changes in reserves	31	9	20	4	52	24	38	10
Benefits paid	(9)	(8)	(7)	(6)
Balance, end of year	$41	$19	$52	$39	$164	$112	$78	$40

(1)         GMWBL related to variable annuities.

(2)         GMWBL related to fixed annuities.

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2020	2019
	(In Millions)
Asset type:
Equity	$38,749	$35,435
Bonds	15,112	14,318
Other	524	1,145
Total separate account value	$54,385	$50,898

In addition, the Company issues certain life insurance contracts whereby the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse.

FDNLGR liabilities are determined by estimating the expected value of FDNLGR costs incurred when the policyholder account balance is projected to be zero and recognizing those costs over the accumulation period based on total expected assessments.  The assumptions used in estimating the FDNLGR liability are consistent with those used for amortizing DAC.  The FDNLGR costs used in calculating the FDNLGR liability are based on the average FDNLGR costs incurred over a range of scenarios.

The following table summarizes the FDNLGR liability, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	Direct	Ceded	Net
	(In Millions)
Balance, January 1, 2019	$950	$296	$654
Incurred guaranteed benefits	210	50	160
Paid guaranteed benefits	(6)	(4)	(2)
Balance, December 31, 2019	1,154	342	812
Incurred guaranteed benefits	501	105	396
Paid guaranteed benefits	(7)	(5)	(2)
Balance, December 31, 2020	$1,648	$442	$1,206

Information regarding life insurance contracts included in the FDNLGR liability is as follows:

	December 31,
	2020	2019
	($In Millions)
Net amount at risk (1)	$15,297	$15,342
Average attained age of policyholders	64 years	63 years

(1) Represents the amount of death benefit in excess of the current policyholder account balance as of December 31.

10.                   DEBT AND FVO DEBT

SHORT-TERM DEBT

	December 31,
	2020	2019
	(In Millions)
Short-term debt: (1)
Other VIE debt (Note 3)	$187	$113
Total short-term debt	$187	$113

(1) Does not include current maturities of long-term debt.

Pacific Life and PL&A

Pacific Life maintains a $700 million commercial paper program.  There was no commercial paper debt outstanding as of December 31, 2020 and 2019.  In addition, Pacific Life has a bank revolving credit facility of $400 million maturing in June 2023 that will serve as a back-up line of credit to the commercial paper program.  Interest is at variable rates.  This facility had no debt outstanding as of December 31, 2020 and 2019.

Pacific Life and PL&A maintains uncommitted reverse repurchase lines of credit with various financial institutions.  These borrowings are at variable rates of interest based on collateral and market conditions.  There was no debt outstanding in connection with these reverse repurchase lines of credit as of December 31, 2020 and 2019.

Pacific Life is eligible to receive advances from the FHLB of Topeka based on a percentage of Pacific Life’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of Topeka requirements, debt covenant restrictions and insurance law and regulations.  The Company had estimated available eligible collateral of $1.7 billion as of December 31, 2020.  Interest is at variable or fixed rates.  The Company had no debt outstanding with the FHLB of Topeka as of December 31, 2020 and 2019.

PL&A is a member of the FHLB of San Francisco.  PL&A is eligible to receive advances from the FHLB of San Francisco based on a percentage of PL&A’s statutory net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB of San Francisco requirements and insurance law and regulations.  PL&A had estimated available eligible collateral of $16 million as of December 31, 2020.  Interest is at variable or fixed rates.  PL&A had no debt outstanding with the FHLB of San Francisco as of December 31, 2020 and 2019.

LONG-TERM DEBT

			December 31,			December 31,
			2020			2019
($ In Millions)	Carrying Amount	Maturity Date	Interest Rate	Interest Payment Frequency	Type	Carrying Amount
Long-term debt:
Surplus notes:
2017 surplus notes (1)	$749	2067	4.3% (2)	Semiannually(2)	Fixed(2)	$749
2013 internal surplus note (3)	406	2043	5.125%	Semiannually	Fixed	406
2010 internal surplus note (3)		2020	6.0%	Semiannually	Fixed	56
2009 surplus notes (1)	385	2039	9.25%	Semiannually	Fixed	385
1993 surplus notes (1)	134	2023	7.9%	Semiannually	Fixed	134
Fair value hedge adjustments - terminated interest rate swap agreements (4)	132	140
Non-recourse long-term debt:
Non-recourse debt (5)	1,105	2022 to 2030	1.8% to 5.4%	Monthly	Variable/Fixed	1,058
CMBS VIE debt (Note 3) (6)	1,685	2025 to 2044	3.3% to 3.6%	Monthly	Fixed	1,521
Total long-term debt	4,596					4,449

Total short-term debt	187					113

Debt issuance cost	(21)					(20)
Total debt	$4,762					$4,542

FVO debt - VIE (Note 3)	$913					$910

(1)         The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life.  All future payments of interest and principal on these surplus notes can be made only with the prior approval of the NE DOI.  The 1993 surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes.  Pacific Life may redeem all or a portion of the 2009 surplus notes at its option at the redemption price described under the terms of the notes and may redeem all or a portion of the 2017 surplus notes at its option at any time on or after October 24, 2047 at the redemption price described under the terms of the notes, subject to the prior approval of the NE DOI noted above.

(2)         Represent rate, frequency, and type through October 23, 2047.  Thereafter until maturity, interest is payable quarterly at a floating rate equal to three-month LIBOR for deposits in U.S. dollars plus 2.796%.

(3)         The NE DOI approved the issuance of an internal surplus note by Pacific Life to Pacific LifeCorp for $450 million (the 2010 internal surplus note) and $500 million (the 2013 internal surplus note).  The 2010 surplus note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.  The 2013 surplus note is an unsecured debt obligation of the Company and ranks equally with the Company’s existing and future surplus notes or similar obligations.  The 2013 surplus note is subordinated in right of payment to all other existing and future senior indebtedness of the Company and to present and future claims under insurance policies and annuity contracts issued by the Company.  All future payments of interest and principal on these internal surplus notes can be made only with the prior approval of the NE DOI.

(4)         Pacific Life previously terminated interest rate swaps converting the 1993 surplus notes and 2009 surplus notes to variable rate notes.  As a result, fair value hedge adjustments were recorded to the net carrying amount of each note and are being amortized as a reduction to interest expense over the remaining life of the surplus notes using the effective interest method.  The total unamortized fair value hedge adjustments as of December 31, 2020 for the 1993 surplus notes and 2009 surplus notes were $15 million and $117 million, respectively.  The total unamortized fair value hedge adjustments as of December 31, 2019 for the 1993 surplus notes and 2009 surplus notes were $19 million and $121 million, respectively.

(5)         As of December 31, 2020 and 2019, $1,056 million and $1,008 million, respectively, was outstanding on various real estate property related loans entered into by certain subsidiaries of Pacific Asset Holding LLC, a wholly owned subsidiary of Pacific Life.  These loans are secured by real estate properties.  Also included in other non-recourse debt is $49 million and $50 million as of

December 31, 2020 and 2019,  respectively, on a secured borrowing due to an unrelated third party.  The collateral for the amount borrowed is a participation interest in two of the Company’s commercial mortgage loans that are secured by real estate property.

(6)         This debt is secured by commercial real estate property and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.  See Note 3.

Interest expense is included in operating and other expenses and was $242 million, $266 million, and $238 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Certain of the Company’s debt instruments and credit facilities contain various administrative, reporting, legal, and financial covenants.  The Company believes it was in compliance with all such covenants as of December 31, 2020.

The following summarizes aggregate scheduled principal payments during the next five years and thereafter:

	Surplus	Non-recourse
	Notes	Debt	Total
	(In Millions)
Years Ending December 31:
2021		$4	$4
2022		207	207
2023	$134	77	211
2024		224	224
2025		88	88
Thereafter	1,545	505	2,050
Total	$1,679	$1,105	$2,784

The table above excludes short-term debt, VIE debt, fair value hedge adjustments, and original issue discount fees of $5 million.

FVO DEBT

As of December 31, 2020 and 2019, the Company had FVO debt from CLOs classified as VIEs (Note 3) of $913 million and $910 million, respectively, with floating interest rates that range from three month LIBOR plus 1.09% to 6.68%, with maturities ranging from 2029 to 2031.  This debt is secured by syndicated bank loans, is non-recourse to the Company and the Company is not responsible for any principal or interest shortfalls from the underlying collateral.

11.                   FAIR VALUE OF FINANCIAL INSTRUMENTS

The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value.  The determination of fair value requires the use of observable market data when available.  The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1              Unadjusted quoted prices for identical instruments in active markets.  Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2              Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in inactive markets; and model-derived valuations for which all significant inputs are observable market data.

Level 3              Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2020 and 2019.

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2020:
Assets:
U.S. Government		$66				$66
Obligations of states and political subdivisions		2,317	$43			2,360
Foreign governments		719				719
Corporate securities		58,802	2,876			61,678
RMBS		3,137	7			3,144
CMBS		1,994	50			2,044
Other asset-backed securities		2,339	512			2,851
Total fixed maturity securities	—	69,374	3,488	—	—	72,862

FVO securities		1,664				1,664

Other investments:
Trading securities		818				818
Equity securities	$19	13				32
Other investments (2)	5	362	11			378
Other investments measured at NAV (3)						1,498
Total other investments	24	1,193	11	—	—	2,726

Derivatives:
Foreign currency and interest rate swaps		187		$187	$(132)	55
Equity derivatives			1,267	1,267	(61)	1,206
Embedded derivatives			403	403		403
Total derivatives	—	187	1,670	1,857	(193)	1,664

Separate account assets:
Separate account assets	64,393					64,393
Separate account assets measured at NAV (3)						507
Total separate account assets (4)	64,393	—	—	—	—	64,900
Total	$64,417	$72,418	$5,169	$1,857	$(193)	$143,816

Liabilities:
FVO debt		$913				$913

Derivatives:
Foreign currency and interest rate swaps		167		$167	$(132)	35
Equity derivatives			$2	2	(61)	(59)
Embedded derivatives			5,312	5,312		5,312
Total derivatives	—	167	5,314	5,481	(193)	5,288
Total	—	$1,080	$5,314	$5,481	$(193)	$6,201

	Level 1	Level 2	Level 3	Gross Derivatives Fair Value	Netting Adjustments (1)	Total
	(In Millions)
December 31, 2019:
Assets:
U.S. Government		$331				$331
Obligations of states and political subdivisions		1,642	$22			1,664
Foreign governments		600				600
Corporate securities		49,912	2,593			52,505
RMBS		3,149	40			3,189
CMBS		1,663	88			1,751
Other asset-backed securities		1,478	288			1,766
Total fixed maturity securities	—	58,775	3,031	—	—	61,806

FVO securities		1,584				1,584

Other investments:
Trading securities		702				702
Equity securities	$90	16				106
Other investments (2)	15	199	9			223
Other investments measured at NAV (3)						1,079
Total other investments	105	917	9	—	—	2,110

Derivatives:
Foreign currency and interest rate swaps		159		$159	$(79)	80
Equity derivatives			862	862	(248)	614
Embedded derivatives			295	295		295
Total derivatives	—	159	1,157	1,316	(327)	989

Separate account assets:
Separate account assets	59,772					59,772
Separate account assets measured at NAV (3)						420
Total separate account assets (4)	59,772	—	—	—	—	60,192
Total	$59,877	$61,435	$4,197	$1,316	$(327)	$126,681

Liabilities:
FVO debt		$910				$910

Derivatives:
Foreign currency and interest rate swaps		56		$56	$(79)	(23)
Equity derivatives			$38	38	(248)	(210)
Embedded derivatives			3,702	3,702		3,702
Total derivatives	—	56	3,740	3,796	(327)	3,469
Total	—	$966	$3,740	$3,796	$(327)	$4,379

(1)         Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty.

(2)         Excludes investments accounted for under the equity method of accounting.

(3)         Certain investments that do not have a readily determinable fair value are measured using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

(4)         Separate account assets are measured at fair value.  Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities.  Separate account liabilities are measured to equal the fair value of separate account assets.  Excluded are the separate account assets measured at NAV discussed below.

As a practical expedient to value certain investments that do not have a readily determinable fair value, the Company uses the NAV to determine the fair value.  The following table lists information regarding these investments as of December 31, 2020.

Asset Class and Investment Strategy (1)	Fair Value	Redemption Frequency	Remaining Lock-Up Period	Redemption Notice Period	Outstanding Commitment
	($In Millions)
Private equity funds	$1,498	None (2)	N/A	N/A	$1,370

Separate account hedge funds	507	Monthly	None to 3 years	5 - 185 days	—
		Quarterly
		Semi-Annually
		Annually

Total measured at NAV	$2,005				$1,370

(1)         There are multiple Investment strategies within the separate account hedge funds investing in U.S. and international equity, fixed income, real estate, derivatives, and privately held companies.

(2)         Distributions by these investments are generated from liquidation of the underlying assets of the funds, which are determined by the general partner.  The Company is not aware of any announcements of planned liquidations.

FAIR VALUE MEASUREMENT

The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date.  This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.

The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value and the controls that surround the valuation process.  The Company reviews its valuation methodologies and controls on an ongoing basis and assesses whether these methodologies are appropriate based on the current economic environment.

FIXED MATURITY, FVO, TRADING, AND EQUITY SECURITIES

The fair values of fixed maturity securities available for sale, FVO, trading, and equity securities are determined by management after considering external pricing sources and internal valuation techniques.  For securities with sufficient trading volume, prices are obtained from third party pricing services.  For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company’s management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value.  Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties, and development of internal models utilizing observable market data of comparable securities.  The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value.  If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained, or an internally-developed valuation is prepared.  Upon evaluation, the Company determines which source represents the best estimate of fair value.  Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio.  In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available.  Generally, this includes using an actively-traded comparable security as a benchmark for pricing.  These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity, and prepayment speeds.  These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants, and risk managers.  Internally-developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third party pricing service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate.  Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3.  Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.  Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process.  Prices are reviewed and approved by the Company’s credit analysts that have industry expertise and considerable knowledge of the issuers.  Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades.  A group comprised of the Company’s investment accountants, portfolio managers and analysts, and risk managers meet to discuss any unusual items above the tolerance levels that may have been identified in the pricing review process.  These unusual items are investigated, further analysis is performed and resolutions are appropriately documented.

OTHER INVESTMENTS

Other investments include non-marketable equity securities that do not have readily determinable fair value.  Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market.  These non-marketable equity securities are classified as Level 3 assets.  Also included in other investments are the securities of the 40 Act Funds, which are valued using the same methodology as described above for fixed maturity, FVO, trading, and equity securities.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures.  The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency and interest rate swaps and equity options. Internal models are used to value the equity total return swaps.  The derivatives are valued using mid-market inputs that are predominantly observable in the market.  Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility, and equity index levels.  On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses.  Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment, and review of changes in the market value for each derivative by both risk managers and investment accountants.  Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

All of the OTC derivatives were priced by valuation models as of December 31, 2020 and 2019.  A credit valuation analysis was performed for all derivative positions that are uncollateralized to measure the nonperformance risk that the counterparties to the transaction will be unable to perform under the contractual terms and was determined to be immaterial as of December 31, 2020.  Nonperformance risk is the Company’s market-perceived risk of its own or the counterparty’s nonperformance.

Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps.  The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility, and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps.  Also classified in Level 3 are embedded derivatives in certain insurance and reinsurance contracts.  These derivatives are valued using pricing models, which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, nonperformance risk, and, to a lesser extent, market fees, and broker quotations.  A derivative instrument containing Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES

Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items.  As a result, variable annuity GLB and related reinsurance embedded derivatives are categorized as Level 3.  Below is a description of the Company’s fair value methodologies for these embedded derivatives.

Fair value is calculated as an aggregation of fair value and additional risk margins including behavior risk margin, mortality risk margin, and credit standing adjustment.  The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants.  Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

•                  Behavior risk margin:  This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.  This component includes assumptions about withdrawal utilization and lapse rates.

•                  Mortality risk margin:  This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.

•                  Credit standing adjustment:  This component makes an adjustment that market participants would make to reflect the chance that GLB obligations or the GLB reinsurance recoverables will not be fulfilled (nonperformance risk).

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value as a summarized total on the consolidated statements of financial condition.  The fair value of separate account assets is based on the fair value of the underlying assets.  Separate account assets are primarily invested in mutual funds, but also have investments in fixed maturity securities and hedge funds.

Level 1 assets include mutual funds that are valued based on reported NAVs provided by fund managers daily and can be redeemed without restriction.  Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices.  Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Level 2 assets include fixed maturity securities.  The pricing methodology and valuation controls are the same as those previously described in fixed maturity securities available for sale.

LEVEL 3 RECONCILIATION

The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities, net, that have been measured at fair value on a recurring basis using significant unobservable inputs.

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2020	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2020
	(In Millions)
Obligations of states and political subdivisions	$22					$22		$(1)	$43
Corporate securities	2,593	$(31)	$20	$746	$(1,570)	1,488	$(109)	(261)	2,876
RMBS	40	(1)		14	(133)	110		(23)	7
CMBS	88		(10)	8	(41)	5			50
Other asset-backed securities	288		42	35	(284)	547		(116)	512
Total fixed maturity securities	3,031	(32)	52	803	(2,028)	2,172	(109)	(401)	3,488

Trading securities				2	(4)	4	(2)		—
Other investments	9	1				62	(61)		11

Derivatives, net: (1)
Equity derivatives	824	1,053				211		(823)	1,265
Embedded derivatives	(3,407)	(1,353)				(663)		514	(4,909)
Total derivatives	(2,583)	(300)	—	—	—	(452)	—	(309)	(3,644)

Total	$457	$(331)	$52	$805	$(2,032)	$1,786	$(172)	$(710)	$(145)

		Total Gains or Losses		Transfers	Transfers
	January 1,	Included in	Included in	Into	Out of				December 31,
	2019	Earnings	OCI	Level 3	Level 3	Purchases	Sales	Settlements	2019
	(In Millions)
Obligations of states and political subdivisions	$23		$(1)						$22
Corporate securities	1,707	$(15)	134	$156	$(218)	$1,080	$(61)	$(190)	2,593
RMBS	10		1		(315)	383		(39)	40
CMBS	21		4	2	(61)	122			88
Other asset-backed securities	358	1	10	1	(171)	157	(17)	(51)	288
Total fixed maturity securities	2,119	(14)	148	159	(765)	1,742	(78)	(280)	3,031

Other investments	8					1			9

Derivatives, net: (1)
Equity derivatives	84	923				222		(405)	824
Embedded derivatives	(1,775)	(1,206)				(773)		347	(3,407)
Total derivatives	(1,691)	(283)	—	—	—	(551)	—	(58)	(2,583)

Total	$436	$(297)	$148	$159	$(765)	$1,192	$(78)	$(338)	$457

(1)         Excludes derivative net settlements of ($484) million and ($666) million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes synthetic GIC policy fees of $53 million and $49 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).  Excludes embedded derivative policy fees of $142 million and $132 million for the years ended December 31, 2020 and 2019, respectively, that are recorded in net realized investment gain (loss).

The transfers out of Level 3 fixed maturity securities of $2.0 billion for the year ended December 31, 2020 were driven by the discontinuation of matrix model pricing and use of market observable inputs in valuation methodologies, including the utilization of major independent pricing service information, as well as decreases in interest rates, offset by widening credit spreads.

Amounts included in earnings of Level 3 financial assets and liabilities are as follows:

	Net Investment Income	Net Realized Investment Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2020:
Corporate securities	$7	$(6)	$(32)	$(31)
RMBS	(1)			(1)
Total fixed maturity securities	6	(6)	(32)	(32)

Other investments	1			1

Equity derivatives		1,053		1,053
Embedded derivatives		(1,353)		(1,353)
Total derivatives	—	(300)	—	(300)
Total	$7	$(306)	$(32)	$(331)

	Net	Net Realized
	Investment	Investment
	Income	Gain (Loss)	OTTI	Total
	(In Millions)
Year Ended December 31, 2019:
Corporate securities	$7	$(10)	$(12)	$(15)
Other asset-backed securities		1		1
Total fixed maturity securities	7	(9)	(12)	(14)
Equity derivatives		923		923
Embedded derivatives		(1,206)		(1,206)
Total derivatives	—	(283)	—	(283)
Total	$7	$(292)	$(12)	$(297)

The table below represents the net amount of total gains or losses for the period, attributable to the change in unrealized gain (loss) relating to assets and liabilities classified as Level 3 that were still held at the end of the reporting period.

	Years Ended December 31,
	2020	2019
	(In Millions)
Fixed maturity securities (1)	$55	$119

Derivatives, net: (2)
Equity derivatives	1,040	697
Embedded derivatives	(1,413)	(1,080)
Total	$(318)	$(264)

(1) Amounts are recognized in OCI.

(2) Amounts are recognized in net realized investment gain (loss).

The following table presents certain quantitative information of significant unobservable inputs used in the fair value measurement and the sensitivity of the fair value to changes in those inputs for Level 3 assets and liabilities as of December 31, 2020 ($ In Millions).

	Fair Value	Predominant	Significant	Range	Impact of Increase in
	Asset (Liability)	Valuation Method	Unobservable Inputs	(Weighted Average)	Input on Fair Value (5)
Obligations of states and political subdivisions	$43	Discounted cash flow	Spread (1)	816-828 (825)	Decrease
		Market pricing	Quoted prices (2)	102-125 (106)	Increase

Corporate securities	2,876	Discounted cash flow	Spread (1)	95-1162 (297)	Decrease
		Market pricing	Quoted prices (2)	82-135 (102)	Increase

RMBS	7	Market pricing	Quoted prices (2)	102-159 (122)	Increase

CMBS	50	Discounted cash flow	Spread (1)	75-581 (535)	Decrease
			Prepayment rate	0%	N/A
			Default rate	0%	Decrease (6)
			Severity	0%	Decrease (6)

Other asset-backed securities	512	Discounted cash flow	Spread (1)	30-492 (170)	Decrease
		Market pricing	Quoted prices (2)	80-131 (109)	Increase
		Cap at call price	Call price	100	N/A

Other investments	11	Redemption value	Redemption value (3)	100	N/A

Equity derivatives (4)	1,265	Option pricing model	Equity volatility	7% - 78%	Increase (7)

Embedded derivatives (4)	(4,909)	Option pricing techniques	Equity volatility	7% - 78%	Increase (8)
			Mortality:
			Ages 0-40	0.01% - 0.17%	Decrease (9)
			Ages 41-60	0.05% - 0.55%	Decrease (9)
			Ages 61-120	0.31% - 100.00%	Decrease (9)
			Mortality improvement	0.00% - 4.59%	Increase (10)
			Withdrawal utilization	0.00% - 99.0%	Varies by product (11)
			Lapse rates	0.00% - 100%	Decrease (12)
			Credit standing adjustment	0.2% - 1.23%	Decrease (13)
Total	$(145)

(1)                     Range and weighted average are presented in basis points over the benchmark interest rate curve and include adjustments attributable to illiquidity premiums, expected duration, structure, and credit quality.

(2)                     Independent third-party quotations were used in the determination of fair value.

(3)                     Represents FHLB common stock that is valued at the contractual amount that will be received upon redemption.

(4)                     Since the valuation methodology for equity derivatives and embedded derivatives uses a range of inputs that vary at the contract level, presenting a range, rather than weighted average, is more representative of the unobservable input used in the valuation.

(5)                     The impact of a decrease in input would have the opposite impact on fair value as that presented in the table.  For any given annuity contract, each assumption varies throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)                     Changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)                     Changes in fair values are based on long U.S. dollar positions and will be inversely impacted for short U.S. dollar positions.

(8)                     Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available, and vary by equity index.  The assumption is based on historical realized equity volatility.

(9)                     Mortality rates vary by age, gender, policy year, and mortality segments.  Mortality rate assumptions are based on Company experience.  There are two mortality segments: the plus segment consists of policies without a lifetime guaranteed minimum withdrawal benefits (GMWB) rider; the minus segment consists of policies with a lifetime GMWB rider.  An increase in the mortality assumption results in an increase (decrease) in the fair value for policies in the plus (minus) segment.  As of December 31, 2020, the majority of policies in scope are in the minus segment.

(10)              Mortality improvement varies by age, gender, calendar year, and mortality segment.  Mortality improvement assumptions are based on Company experience.  Mortality segments are defined in (9) above.  An increase in the mortality improvement assumption results in a decrease (increase) in the fair value for policies in the plus (minus) segment.

(11)              The withdrawal utilization assumption estimates the percentage of contractholders with a GMWB benefit who will elect to utilize the benefit.  The assumption varies by the type of GMWB, tax qualification status, policy size, and age at rider issue.  Withdrawal utilization assumptions are based on Company experience.  An increase in the withdrawal utilization assumption results in an increase (decrease) in the fair value for variable (fixed indexed) annuities.

(12)              Variable annuity lapse rates vary by policy size, commission option, single/joint life status, surrender charge duration, age, policy month, amount of time until the end of the rider utilization waiting period (if any), and the amount by which the guaranteed amount is greater than the account value.  Fixed indexed annuity lapse rates consist of a base lapse rate that varies by product and policy year, and a dynamic adjustment based on how the credited rate on the contract compares to competitor rates.  Lapse rate assumptions are based on Company experience.

(13)              The credit standing adjustment represents the Company’s nonperformance risk spread, and varies by duration.  The assumption is based on Barclays financial credit spreads.

NONRECURRING FAIR VALUE MEASUREMENTS

Certain assets are measured at fair value on a nonrecurring basis.  The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment).  The following table presents assets measured at fair value (at the relevant remeasurement date) that are still held as of December 31, 2020 and 2019 (In Millions):

	December 31,
	December 31, 2020	December 31, 2019
Mortgage loans	$115	—

Mortgage Loans

The fair value after measurement for impaired mortgage loans was based on the valuation of the underlying real estate collateral net of estimated costs to sell.  These loans are classified as Level 3 assets.

The Company did not have any other significant nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2020 and 2019.

The carrying amount and fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	Fair Value	December 31, 2020		December 31, 2019
	Hierarchy	Carrying		Carrying
	Level	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Mortgage loans	Level 3	$17,842	$18,205	$16,388	$17,391
Policy loans	Level 3	7,700	7,700	7,950	7,950
Cash and cash equivalents	Level 1	5,490	5,490	6,097	6,097
Restricted cash	Level 1	16	16	14	14
Liabilities:
Funding agreements	Level 2	1,999	2,021	167	168
Annuity and deposit liabilities	Level 3	28,483	29,481	26,962	26,962
Short-term debt	Level 2	187	187	113	113
Long-term debt	Level 2	4,596	5,128	4,449	4,785

This table excludes the following financial instruments: accrued investment income receivables and payables, cash collateral liability for securities lending, and collateral receivables and payables for derivatives.  The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates.  The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2020 and 2019:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

POLICY LOANS

Policy loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract’s cash surrender value, making these assets fully secured by the cash surrender value of the contracts.  Therefore, the carrying amount of the policy loans is a reasonable approximation of their fair value.

CASH, CASH EQUIVALENTS, AND RESTRICTED CASH

The carrying amounts approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS

The primary methods used to estimate the fair value of funding agreements are based on the rates currently offered for deposits of similar remaining maturities, or discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk.

ANNUITY AND DEPOSIT LIABILITIES

Annuity and deposit liabilities primarily include fixed indexed and fixed rate deferred annuities without mortality or morbidity risks and structured settlement and other payout annuities without life contingencies.  Fixed indexed and fixed rate deferred annuities, which can be withdrawn upon demand, are carried at the accumulated account values, which approximate fair value.  Fixed indexed annuity embedded derivatives are presented separately from annuity and deposit liabilities.  The fair value of structured settlement and other payout annuities without life contingencies is estimated based on discounted cash flow methodologies using observable and unobservable inputs.

DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.  The fair value of long-term debt is based on market quotes or discounting estimated future cash flows using market rates, except for certain VIE debt and non-recourse debt, for which an analysis is performed to ensure the carrying amounts are reasonable estimates of their fair values.

12.                   OTHER COMPREHENSIVE INCOME (LOSS)

The Company displays comprehensive income (loss) and its components on the consolidated statements of comprehensive income (loss) and consolidated statements of equity.  The balance of and changes in each component of AOCI attributable to the Company are as follows:

	Unrealized
	Gain (Loss) on		Gain (Loss)
	Securities Available		on	Other,	Total
	for Sale, Net (1)		Derivatives	Net	AOCI
	(In Millions)
Balance, December 31, 2017	$1,537		$93	$(17)	$1,613
Cumulative effect of adoption of accounting change (Note 1)	(3)				(3)
Revised balance, January 1, 2018	1,534		93	(17)	1,610
Change in OCI before reclassifications	(1,978	)(2)	30	(8)	(1,956)
Income tax (expense) benefit	416		(6)		410
Loss reclassified from AOCI	12		12
Income tax benefit	(3)				(3)
Balance, December 31, 2018	(19)		117	(25)	73
Change in OCI before reclassifications	3,177	(2)	6	9	3,192
Income tax expense	(667)			(2)	(669)
(Gain) loss reclassified from AOCI	14		(5)		9
Income tax expense (benefit)	(3)		1		(2)
Balance, December 31, 2019	2,502		119	(18)	2,603
Change in OCI before reclassifications	2,440	(2)	(50)	11	2,401
Income tax (expense) benefit	(510)		11	(5)	(504)
(Gain) loss reclassified from AOCI	30		(1)		29
Income tax benefit	(6)				(6)
Balance, December 31, 2020	$4,456		$79	$(12)	$4,523

(1)         See Note 4 and Note 8 for information related to DAC and future policy benefits.

(2)         Includes allocation of the combined net holding increase (reduction) from DAC, URR, and future policy benefits of ($1,323) million, ($1,507) million, and $848 million for the years ended December 31, 2020, 2019, and 2018, respectively.

RECLASSIFICATIONS FROM AOCI

The table below presents amounts reclassified from each component of AOCI and their locations on the consolidated statements of operations.  Amounts are shown gross of tax.

	Years Ended December 31,
Reclassification adjustments:	2020	2019	2018
	(In Millions)
Unrealized (gain) loss on securities available for sale, net:
Sale of securities available for sale (1)	$(31)	$(5)	$3
OTTI recognized on securities available for sale (2)	61	19	9
Total unrealized (gain) loss on securities available for sale, net	30	14	12

Derivatives reclassification, net	(1)	(5)

Total amounts reclassified from AOCI	$29	$9	$12

Location on the consolidated statements of operations:

(1) Net realized investment gain (loss)

(2) OTTI

13.                   REINSURANCE

The accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk.  The Company periodically reviews, and modifies as appropriate, the estimates and assumptions used to establish assets and liabilities relating to assumed and ceded reinsurance.  Reinsurance receivables, included in other assets, were $1,398 million and $1,157 million as of December 31, 2020 and 2019, respectively.  Reinsurance payables, included in other liabilities, were $228 million and $290 million as of December 31, 2020 and 2019, respectively.

The components of insurance premiums are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Direct premiums	$2,963	$2,761	$1,719
Reinsurance assumed (1)	903	938	996
Reinsurance ceded	(471)	(434)	(437)
Insurance premiums	$3,395	$3,265	$2,278

(1)         Included are $69 million, $56 million and $56 million of assumed premiums from PLRL for each of the years ended December 31, 2020, 2019, and 2018, respectively.

14.                   INCOME TAXES

The provision (benefit) for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Current	$(162)	$142	$(133)
Deferred	(111)	(77)	207
Total	$(273)	$65	$74

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 21% for income taxes from continuing operations is as follows:

	Years Ended December 31,
	2020	2019	2018
	(In Millions)
Provision (benefit) for income taxes at the statutory rate	$(165)	$129	$162
Benefit of NOL carryback under CARES Act	(84)
Dividends received deduction	(31)	(31)	(31)
Tax credits	(17)	(24)	(33)
Remeasurement of operating deferred taxes	(49)
Tax on foreign investments	10
Foreign tax credit adjustments	8	5	41
Other	6	(14)	(16)
Provision (benefit) for income taxes from continuing operations	$(273)	$65	$74

The net deferred tax liability, included in other liabilities, is comprised of the following tax effected temporary differences:

	December 31,
	2020	2019
	(In Millions)
Deferred tax assets:
Investments including derivatives	$872	$638
Policyholder reserves	719	610
Deferred compensation	62	65
Other	165	148
Total deferred tax assets	1,818	1,461

Deferred tax liabilities:
DAC	(770)	(715)
Derivatives	(622)	(540)
Partnership investments	(78)	(67)
Depreciation	(106)	(8)
Other	(10)	(10)
Total deferred tax liabilities	(1,586)	(1,340)

Net deferred tax asset	232	121
Unrealized gain on derivatives and securities available for sale	(1,206)	(701)
Other adjustments	4	9
Net deferred tax liability	$(970)	$(571)

The Company does not have any NOL or tax credit carryovers as of December 31, 2020.

Management has assessed that it is more likely than not that the Company’s deferred tax assets as of December 31, 2020 will be realized through projected future taxable income and the reversal of existing deferred tax liabilities listed above.

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (In Millions):

Balance as of January 1, 2018	$—
Increase - prior year positions	41
Balance as of December 31, 2018	41
Increase - prior year positions	5
Increase - current year positions	41
Balance as of December 31, 2019	87
Increase - prior year positions	18
Balance as of December 31, 2020	$105

As of December 31, 2020, the Company had $105 million of unrecognized tax benefit which relate primarily to foreign tax credits previously claimed and state tax on intercompany transactions.

The Company does not expect material changes to its unrecognized tax benefits for the twelve month period following the reporting date.

PMHC files income tax returns in U.S. Federal and various state jurisdictions.  PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities.  The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2016, and will begin the examination of tax years 2017 and 2018 in the first quarter of 2021.  The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals.  The State of California is auditing the tax year ended December 31, 2009 and certain issues are under appeals.  The Company does not expect the current Federal and California audits to result in any material assessments.

On December 22, 2017, tax reform legislation formally known as the Tax Cuts and Jobs Act (the Act) was enacted, which significantly revised the U.S. corporate income tax system.  Following the guidance in Staff Accounting Bulletin No. 118, the Company recorded certain effects of the Act as provisional estimates for the year ended December 31, 2017 and completed the accounting for the tax impact of the Act based on legislative updates during the year ended December 31, 2018.

Specifically, an adjustment was recorded during the year ended December 31, 2018 for additional income tax benefit of $49 million for the remeasurement of the Company’s U.S. net deferred tax liabilities as a result of certain tax positions taken on the 2017 tax return filing.

15.                   TRANSACTIONS WITH RELATED PARTIES

PLFA serves as the investment adviser for the PSF, the Pacific Funds Series Trust (PFST), and the Pacific Life Investment Grade Trade Receivable Fund.  Investment advisory and other fees are based primarily upon the NAV of the underlying portfolios.  These fees, included in investment advisory fees, amounted to $251 million, $300 million, and $334 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Pacific Life provides general administrative or investment management services to PMHC, PLC and other affiliates.  These fees amounted to $17 million, $11 million, and $13 million for the years ended December 31, 2020, 2019, and 2018, respectively.

Additionally, the PSF and PFST have service and other plans whereby the funds pay Pacific Select Distributors, LLC (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, as distributor of the funds, a service fee in connection with services rendered to or procured for shareholders of the fund or their variable life insurance policyholders and variable annuity contract owners.  These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services.  For the years ended December 31, 2020, 2019, and 2018, PSD received $93 million, $100 million, and $111 million, respectively, in service and other fees from the PSF and PFST, which are recorded in other income.

Pacific Life and PL&A’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration.  The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from Pacific Life and PL&A.  Consequently, substantially all of the Pacific Life and PL&A’s structured settlement annuities are sold to an affiliated assignment company.  Included in the liability for future policy benefits are insurance contracts with the affiliated assignment company with contract values of $4.6 billion and $4.4 billion as of December 31, 2020 and 2019, respectively.  Related to the insurance contracts, Pacific Life and PL&A received $368 million, $567 million and $469 million of insurance premiums and paid $292 million, $270 million, and $235 million of policy benefits for the years ended December 31, 2020, 2019, and 2018, respectively.  In addition, included in the liability for policyholder account balances are investment contracts with the affiliated assignment company of $4.0 billion and $3.7 billion as of December 31, 2020 and 2019, respectively.

16.                   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments that may be funded to make investments primarily in mortgage loans, limited partnerships, fixed maturity securities, and other investments, as follows (In Millions):

			Fixed Maturity
		Limited	Securities and
Years Ending December 31:	Mortgage Loans	Partnerships	Other Investments	Total
2021	$438	$588	$1,278	$2,304
2022	309	372		681
2023	210	350		560
2024	22	325		347
2025		296		296
Thereafter		331	2	333
Total	$979	$2,262	$1,280	$4,521

The Company leases office facilities under various operating leases, which in most, but not all cases, are noncancelable.  Rent expense, which is included in operating and other expenses, in connection with these leases was $12 million, $10 million, and $10 million for the years ended December 31, 2020, 2019, and 2018, respectively.  Aggregate minimum future office lease commitments are as follows (In Millions):

Years Ending December 31:
2021	$11
2022 through 2025	40
2026 and thereafter	18
Total	$69

Pacific Life entered into agreements with PLRL, Pacific Life Re (Australia) Pty Limited (PLRA) and, effective in 2020, of Pacific Life Re International Limited (RIBM), all such entities being wholly owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRL, PLRA, and RIBM, respectively.  These guarantees are secondary to the guarantee provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRL, PLRA, or RIBM (in respect in their guarantees) and Pacific LifeCorp.  Management believes that additional obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life had an agreement with Pacific Life Reinsurance Company II Limited (PLRC), an exempt life insurance company domiciled in Barbados and wholly owned by Pacific Life, to guarantee the performance of reinsurance obligations of PLRC. Effective in 2020, all business in PLRC has been novated out of the entity and into RGBM and the Canada branch of PLRL. PLRC was subsequently dissolved in December of 2020.

Pacific Life guarantees the performance of reinsurance obligations of PLRL, including the reinsurance obligations assumed by its Canada Branch, which includes the business novated from PLRC.  Effective in 2020, Pacific Life entered into an agreement with RGBM to guarantee the reinsurance obligations of the business novated from PLRC.  Management believes that additional obligations related to the guarantee agreements are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Pacific Life has a commitment to provide funds, on Pacific LifeCorp’s behalf, of up to 165 million pound sterling to PLRL.  This commitment is secondary to Pacific LifeCorp and is contingent on the nonperformance by Pacific LifeCorp.  Management believes that additional obligations, if any, related to this commitment are not likely to have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages.  Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company.  In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial statements.  The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for litigation claims against the Company.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the Dividends Received Deduction (DRD).  Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project.  In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action.  Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete.  With the enactment of the Tax Cuts and Jobs Act in December 2017, DRD computations have been modified effective January 1, 2018.  Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future.  However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company’s consolidated financial statements.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.  These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation.  The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties.  Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligation under such indemnifications and regulatory actions cannot be reasonably estimated.  The Company has not historically made material payments for these matters.  While the estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, the Company may record a contingent reserve for such matters.  Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s consolidated financial statements.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies.  These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated.  The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has ceded and assumed reinsurance contracts in place with a reinsurer whose financial stability has deteriorated.  In March 2019, the reinsurer’s domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer.  As of December 31, 2020, the Company did record an immaterial impairment, though the Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company’s consolidated financial statements.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required.

See Note 2 for discussion of contingencies related to reinsurance of statutory reserves to affiliates.

See Note 7 for discussion of contingencies related to derivative instruments.

See Note 14 for discussion of other contingencies related to income taxes.